UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.         )

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ConocoPhillips

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600 North Dairy Ashford

Houston, Texas 77079

NOTICE OF

2005

ANNUAL SHAREHOLDERS MEETING

MAY 5, 2005

and

PROXY STATEMENT

Thursday

May 5, 2005

10:30 a.m. local time

Omni Houston Hotel

Westside

13210 Katy Freeway

Houston, Texas 77079

March 28, 2005

Dear ConocoPhillips Shareholder:

On behalf of your Board of Directors and management, you are cordially invited to attend the Annual Meeting of Shareholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas on Thursday, May 5, 2005 at 10:30 a.m.

It is important that your shares be represented at the meeting. Whether or not you plan to attend the meeting, please either complete and return the enclosed proxy card in the accompanying envelope or submit your proxy using the Internet or telephone procedures provided on the proxy card. Please note that submitting a proxy using any one of these methods will not prevent you from attending the meeting and voting in person.

You will find information regarding the matters to be voted on at the meeting in the enclosed proxy statement. ConocoPhillips’ 2004 Annual Report to Shareholders has been previously mailed to you.

In addition to the formal items of business to be brought before the meeting, there will be a report on ConocoPhillips’ operations during 2004, followed by a question and answer period. Your interest in ConocoPhillips is appreciated. We look forward to seeing you on May 5.

Sincerely,

J. J. Mulva Chairman of the Board and Chief Executive Officer

CONOCOPHILLIPS

600 North Dairy Ashford

Houston, Texas 77079

PROXY STATEMENT

NOTICE OF 2005 ANNUAL MEETING OF SHAREHOLDERS

Time	10:30 a.m. on Thursday, May 5, 2005

Place	Omni Houston Hotel Westside
13210 Katy Freeway
Houston, Texas 77079

Items of Business

•	To elect four Directors (page 7);

•	To ratify the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company for 2005 (pages 41-42);

•	To consider and vote on two shareholder proposals (pages 43-46); and

•	To transact other business properly coming before the meeting.

Who Can Vote	You can vote if you were a shareholder of record as of March 10, 2005.

Voting by Proxy	Please submit a proxy as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. You may submit your proxy:

•	Over the Internet,

•	By telephone, or

•	By mail.

For specific instructions, please refer to the section entitled “About the Annual Meeting” beginning on page 2 of this proxy statement and the voting instructions on the proxy card.

Date of Mailing	This notice and the proxy statement are first being mailed to shareholders on or about March 31, 2005.

By Order of the Board of Directors

E. Julia Lambeth

Corporate Secretary

About the Annual Meeting

Who is soliciting my vote?

The Board of Directors of ConocoPhillips is soliciting your vote at the 2005 Annual Meeting of ConocoPhillips’ shareholders.

What am I voting on?

You are voting on:

•	The election of directors (see page 7);

•	The ratification of Ernst & Young LLP as ConocoPhillips’ independent registered public accounting firm for 2005 (see pages 41-42);

•	The consideration of two shareholder proposals (see pages 43-46); and

•	Any other business properly coming before the meeting.

How does the Board recommend that I vote my shares?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board’s recommendation can be found with the description of each item in this proxy statement. In summary, the Board recommends a vote:

•	FOR the Board’s proposal to elect nominated Directors;

•	FOR the Board’s proposal to ratify Ernst & Young LLP as ConocoPhillips’ independent registered public accounting firm for 2005;

•	AGAINST the two shareholder proposals.

Who is entitled to vote?

You may vote if you were the record owner of ConocoPhillips common stock as of the close of business on March 10, 2005. Each share of common stock is entitled to one vote. As of March 10, 2005, we had 721,758,692 shares of common stock outstanding and entitled to vote. There is no cumulative voting.

How many votes must be present to hold the meeting?

Your shares are counted as present at the Annual Meeting if you attend the meeting and vote in person or if you properly return a proxy by Internet, telephone or mail. In order for us to hold our meeting, holders of a majority of our outstanding shares of common stock as of March 10, 2005, must be present in person or by proxy at the meeting. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the meeting.

What is a broker non-vote?

If a broker does not have discretion to vote shares held in street name on a particular proposal and does not receive instructions from the beneficial owner on how to vote those shares, the broker may return the proxy card without voting on that proposal. This is known as a broker non-vote. Broker non-votes will have no effect on the vote for any matter properly introduced at the meeting.

How many votes are needed to approve each of the proposals?

The nominees for election as directors at the Annual Meeting who receive the highest number of “FOR” votes will be elected as directors. This is called plurality voting. Unless you indicate otherwise on your proxy card, the persons named as your proxies will vote your shares FOR all the nominees for director named in this proxy statement.

All other proposals require the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy at the meeting and entitled to vote on the proposal.

How do I vote?

You can vote either in person at the meeting or by proxy without attending the meeting.

To vote by proxy, you must either:

•	Fill out the enclosed proxy card, date and sign it, and return it in the enclosed postage-paid envelope,

•	Vote by telephone (instructions are on the proxy card), or

•	Vote by Internet (instructions are on the proxy card).

If you hold your ConocoPhillips stock in a brokerage account (that is, in “street name”), your ability to vote by telephone or over the Internet depends on your broker’s voting process. Please follow the directions on your proxy card or voter instruction form carefully.

Even if you plan to attend the meeting, we encourage you to vote your shares by proxy. If you plan to vote in person at the Annual Meeting, and you hold your ConocoPhillips stock in street name, you must obtain a proxy from your broker and bring that proxy to the meeting.

How do I vote if I hold my stock through ConocoPhillips’ employee benefit plans?

If you hold your stock through ConocoPhillips’ employee benefit plans, you must either:

•	Fill out the enclosed voting instruction form, date and sign it, and return it in the enclosed postage-paid envelope, or

•	Vote by telephone (instructions are on the voting instruction form).

You will receive a separate voting instruction form for each employee benefit plan in which you have an interest. Please pay close attention to the deadline for returning your voting instruction form to the plan trustee. The voting deadline for each plan is set forth on the voting instruction form. Please note that different plans may have different deadlines.

Can I change my vote?

Yes. You can change or revoke your vote at any time before the polls close at the Annual Meeting. You can do this by:

•	Signing another proxy card with a later date and returning it to us prior to the meeting,

•	Sending our Corporate Secretary a written document revoking your earlier proxy,

•	Voting again by telephone or over the Internet prior to 11:59 p.m. Eastern Daylight Time on May 4, 2005, or

•	Voting again at the meeting.

Who counts the votes?

We have hired Mellon Investor Services LLC, our transfer agent, to count the votes represented by proxies cast by ballot, telephone, and the Internet. Employees of Mellon Investor Services will act as Inspectors of Election.

Will my shares be voted if I don’t provide my proxy and don’t attend the Annual Meeting?

If you do not provide a proxy or vote your shares held in your name, your shares will not be voted.

If you hold your shares in street name, your broker may be able to vote your shares for certain “routine” matters even if you do not provide the broker with voting instructions. The election of directors and the ratification of Ernst & Young LLP as our independent registered public accounting firm for 2005 are considered routine matters.

For matters not considered “routine,” if you do not give your broker instructions on how to vote your shares, the broker may return the proxy card without voting on that proposal. This is a broker non-vote. Votes in connection with the three shareholder proposals are not considered routine matters.

If you hold your shares through one of ConocoPhillips’ employee benefit plans and do not vote your shares, your shares (along with all other shares in the plan for which votes are not cast) will be voted pro rata by the trustee in accordance with the votes directed by other participants in the plan who elect to act as a fiduciary entitled to direct the trustee of the applicable plan on how to vote the shares.

How are votes counted?

In the election of directors, you may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. For any other proposal, you may vote “FOR,” “AGAINST,” or “ABSTAIN.” If you “ABSTAIN,” it has the same effect as a vote “AGAINST.”

What if I return my proxy but don’t vote for some of the matters listed on my proxy card?

If you return a signed proxy card without indicating your vote, your shares will be voted “FOR” the nominee directors listed on the card, “FOR” the ratification of Ernst & Young LLP as ConocoPhillips’ independent registered public accounting firm for 2005 and “AGAINST” each of the two shareholder proposals.

Could other matters be decided at the Annual Meeting?

We are not aware of any other matters that will be considered at the Annual Meeting. If any other matters arise at the Annual Meeting, the persons named in your proxies will vote in accordance with their best judgment.

Who can attend the meeting?

The Annual Meeting is open to all holders of ConocoPhillips common stock. Each shareholder is permitted to bring one guest.

Do I need a ticket to attend the Annual Meeting?

Yes, you will need an admission ticket or proof of ownership of ConocoPhillips stock to enter the meeting. If your shares are registered in your name, you will find an admission ticket attached to the proxy card sent to you. If your shares are in the name of your broker or bank or you received your materials electronically, you will need to bring evidence of your stock ownership, such as your most recent brokerage statement. All shareholders will be required to present valid picture identification. IF YOU DO NOT HAVE VALID PICTURE IDENTIFICATION AND EITHER AN ADMISSION TICKET OR PROOF THAT YOU OWN CONOCOPHILLIPS STOCK, YOU MAY NOT BE ADMITTED INTO THE MEETING.

How can I access ConocoPhillips’ proxy materials and annual report electronically?

This proxy statement and the 2004 annual report are available on our website at www.conocophillips.com. Most shareholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail.

If you own ConocoPhillips stock in your name, you can choose this option and save us the cost of producing and mailing these documents by checking the box for electronic delivery on your proxy card, or by following the instructions provided when you vote by telephone or over the Internet. If you hold your ConocoPhillips stock through a bank, broker or other holder of record, please refer to the information provided by that entity for instructions on how to elect to view future proxy statements and annual reports over the Internet.

If you choose to view future proxy statements and annual reports over the Internet, you will receive a proxy card next year containing the Internet address to use to access our proxy statement and annual report. Your choice will remain in effect until you tell us otherwise. You do not have to elect Internet access each year. If you later change your mind and would like to receive paper copies of our proxy statements and annual reports, please contact Mellon Investor Services at 1-800-356-0066 (from the United States, Canada and Puerto Rico), at 1-201-329-8660 (from all other locations) or via the Internet at https:\\vault.melloninvestor.com\isd.

Board of Directors Information

What is the makeup of the Board of Directors and how often are the members elected?

Our Board of Directors currently has 14 members. Our Board is classified into three classes serving staggered three-year terms. Directors for each class are elected at the Annual Meeting of Shareholders held in the year in which the term for their class expires.

What if a nominee is unable or unwilling to serve?

That is not expected to occur. If it does, shares represented by proxies will be voted for a substitute nominated by the Board of Directors.

How are directors compensated?

Directors who are ConocoPhillips employees receive no additional compensation for serving on the Board of Directors. Compensation for non-employee directors consists of equity and cash.

Equity Compensation

Non-employee directors receive an annual grant of restricted stock units with an aggregate value of $100,000 on the date of grant. Restrictions on the units issued to non-employee directors will lapse in the event of retirement, disability, death, or upon a change of control, unless the director has elected to receive the shares after a stated period of time. Directors forfeit the units if, prior to the lapse of restrictions, the Board finds sufficient cause for forfeiture (although no such finding can be made after a change of control). Before the restrictions lapse, directors cannot sell or otherwise transfer the units, but the units are credited with dividend equivalents in the form of additional restricted stock units. When restrictions lapse, directors will receive unrestricted shares of company stock as settlement of the restricted stock units, but, in the event of a change of control, settlement is not made until the director separates from service with the Board. ConocoPhillips grants issued prior to 2005 had restrictions that lapsed after three years from the date of grant or in the earlier event of retirement, disability, death, or upon a change of control. Settlement for grants before 2005 could be delayed at the election of the director and settled in either cash or stock, also at the election of the director. For grants that remain unvested at the beginning of 2005, directors were allowed to make an election prior to March 15, 2005, to set the time of settlement and whether settlement was to be in a lump sum or over a period of years.

Directors who were formerly directors of Conoco or Phillips also hold restricted stock and/or restricted stock units that were received as part of their compensation for service on those boards. The service requirements of shares or units that were granted after the announcement of the merger, November 18, 2001, will be satisfied by continued service on the ConocoPhillips Board.

Former Conoco directors received grants of restricted stock units both upon initial election to the Conoco board and on an annual basis. All such restricted stock units are currently vested. The restrictions on the restricted stock units granted upon initial election to the Conoco board have lapsed for directors elected prior to 2001, and will lapse in August 2006 for directors initially elected in 2001, unless the director made an election before March 15, 2005, to otherwise set the time and manner of settlement. The restrictions on restricted stock units granted annually to Conoco directors lapse three years after the date of grant.

Cash Compensation

All non-employee directors receive $100,000 annual cash compensation. Non-employee directors serving in specified committee positions also receive the following additional cash compensation:

Chair of the Audit and Finance Committee	$20,000
Chair of the Compensation Committee	$15,000
Chair of the other committees	$10,000
All other Audit and Finance Committee members	$7,500

All cash fees are payable monthly. Directors may elect on an annual basis to receive all or part of their cash compensation in unrestricted stock or in restricted stock units, or to have the amount credited to the director’s deferred compensation account. In

2005, directors who had previously elected to have cash fees paid in whole or in part as restricted stock units did not receive the units until after approval in February of the terms and conditions of the restricted stock units, which were revised from past years’ grants to comply with changes in U.S. tax laws. All restrictions placed on stock units granted in lieu of cash compensation lapse in the event of retirement, disability, death, or upon a change of control, unless the director has elected to receive the shares after a stated period of time. Directors forfeit the units if, prior to the lapse of restrictions, the Board finds sufficient cause for forfeiture (although no such finding can be made after a change of control). Before the restrictions lapse, directors cannot sell or otherwise transfer the units, but the units are credited with dividend equivalents in the form of additional restricted stock units. When restrictions lapse, directors will receive unrestricted shares of company stock as settlement of the restricted stock units, but, in the event of a change of control, settlement is not made until the director separates from service with the Board. Due to differences in the tax laws of other countries, the Board at its July 1, 2003 meeting approved modification of the cash compensation for directors who are taxed under the laws of other countries. Effective in 2004, Canadian directors (then and currently, only Mr. Auchinleck) were able to elect to receive cash compensation either in cash or in restricted stock units, redeemable only upon retirement, death, or loss of office.

Deferral of Compensation

Directors can elect to defer their cash compensation. Deferred amounts are deemed to be invested in various mutual funds selected by the director.

Compensation deferred prior to January 1, 2003, by former directors of Conoco and Phillips continues to be deferred and is deemed to be invested as selected by the director. The deferred amounts may be paid as a lump sum or as installment payments following retirement from the Board.

The future payment of any compensation deferred by non-employee directors of ConocoPhillips after January 1, 2003, and by former directors of Phillips prior to January 1, 2003, may be funded in a grantor trust designed for this purpose. The future payment of any cash compensation deferred by former directors of Conoco prior to January 1, 2003, is not funded.

Charitable Gift Programs

The Board adopted a charitable gift program for directors, which is a modification and continuation of the charitable gift programs of both Conoco and Phillips. This program allows eligible directors to designate charities and tax-exempt educational institutions to receive a donation from the Company of up to $1 million upon his or her death. Directors are vested in the program after one year of service. Donations will be payable over five years following the death of a director. These programs may be funded through the purchase of life insurance policies on the lives of the directors. The Company is the owner and beneficiary of all insurance policies purchased to fund the programs.

Directors’ Matching Gift Program

All active and retired directors are eligible to participate in the Directors’ Annual Matching Gift Program, which provides a dollar-for-dollar match of a gift of cash or securities, up to a maximum of $15,000 per donor for active directors and $7,500 per donor for retired directors during any one calendar year, to charities and educational institutions, excluding religious, political, fraternal, or athletic organizations, that are tax-exempt under section 501(c)(3) of the Internal Revenue Code.

Stock Ownership

Directors are expected to own as much stock as the amounts of the annual equity grants during their first five years on the Board. Directors are expected to reach this level of target ownership within five years of joining the Board. Actual shares of stock, restricted stock, or restricted stock units, including deferred stock units, may be counted in satisfying the stock ownership guidelines.

How often did the Board meet in 2004?

The ConocoPhillips Board of Directors met 8 times in 2004. Each director attended at least 75% of the Board meetings.

Election of Directors and Director Biographies

(Proposal 1 on the Proxy Card)

Who are this year’s nominees?

The Class III directors standing for election this year to hold office until the 2008 Annual Meeting of Shareholders and until his or her successor is elected are:

J. J. Mulva, 58, Director since August 2002
•	Chairman of the Board of ConocoPhillips since October 2004
•	Chief Executive Officer of ConocoPhillips since August 2002
•	Director of Phillips from 1994 to 2002
•	Chairman of the Board of Directors and Chief Executive Officer of Phillips from October 1999 to August 2002
•	Vice Chairman of the Board of Directors, President and Chief Executive Officer of Phillips from June 1999 to October 1999
•	President and Chief Operating Officer of Phillips from 1994 to June 1999

Norman R. Augustine, 69, Director since August 2002
•	Director of Phillips from 1989 to 2002
•	Chairman of the Board of Directors of Lockheed Martin Corporation from May 1996 through March 1998
•	Chief Executive Officer of Lockheed Martin from January 1996 through July 1997
•	Chief Executive Officer of Martin Marietta Corporation from December 1987 to March 1995
•	Member of the Board of:
•	The Black & Decker Corporation
•	Lockheed Martin Corporation
•	The Procter & Gamble Company

Larry D. Horner, 70, Director since August 2002
•	Director of Phillips from 1991 to 2002
•	Chairman of Pacific USA Holdings Corporation from August 1994 to June 2001
•	Past Chairman and Chief Executive Officer of KPMG Peat Marwick
•	Member of the Board of:
•	Atlantis Plastics, Inc.
•	Technical Olympic USA, Inc.
•	UTStarcom, Inc.
•	Clinical Data, Inc.
•	New River Pharmaceuticals, Inc.

Charles C. Krulak, 63, Director since August 2002
•	Director of Conoco from 2000 to 2002
•	Executive Vice Chairman and Chief Administration Officer MBNA Corporation since March 2004
•	Chairman and Chief Executive Officer of MBNA Europe Bank Limited from January 2001 to March 2004
•	Senior Vice Chairman of MBNA America from September 1999 through January 2001
•	Commandant of the Marine Corps and member of the Joint Chiefs of Staff from June 1995 to September 1999
•	Holds the Defense Distinguished Service Medal, the Silver Star Medal, the Bronze Star Medal with Combat “V” and two gold stars, the Purple Heart with gold star and the Meritorious Service Medal

What does the Board recommend?

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THESE DIRECTORS.

Who are the directors continuing in office?

Class I Directors — Term Expires in 2006

Richard H. Auchinleck, 53, Director since August 2002
•	Director of Conoco from 2001 to 2002
•	President and Chief Executive Officer of Gulf Canada Resources Limited from February 1998 to June 2001
•	Chief Operating Officer of Gulf Canada from July 1997 to February 1998
•	Chief Executive Officer for Gulf Indonesia Resources Limited from September 1997 to February 1998
•	Member of the Board of:
•	Enbridge Commercial Trust
•	Telus Corporation

William K. Reilly, 65, Director since August 2002
•	Director of Conoco from 1998 to 2002
•	President and Chief Executive Officer of Aqua International Partners, an investment group which finances water improvements in developing countries, since June 1997
•	Former Administrator of the U.S. Environmental Protection Agency from 1989 to 1993
•	Member of the Board of:
•	E. I. du Pont de Nemours and Company
•	Ionics, Incorporated
•	Royal Caribbean Cruises Ltd.

Victoria J. Tschinkel, 57, Director since August 2002
•	Director of Phillips from 1993 to 2002
•	Director of Florida Nature Conservancy since January 2003
•	Senior Environmental Consultant to Landers & Parsons, a Tallahassee, Florida law firm, from 1987 to 2002
•	Former Secretary of the Florida Department of Environmental Regulation

Kathryn C. Turner, 57, Director since August 2002
•	Director of Phillips from 1995 to 2002
•	Chairperson and Chief Executive Officer of Standard Technology, Inc., management technology solutions firm she founded in 1985
•	Member of the Board of:
•	Carpenter Technology Corporation
•	Schering-Plough Corporation
•	Tribune Company

Class II Directors — Term Expires in 2007

James E. Copeland, Jr., 60, Director since February 2004
•	Chief Executive Officer of Deloitte & Touche from 1999 to 2003
•	Member of the Board of:
•	Coca-Cola Enterprises
•	Equifax
•	Senior Fellow for Corporate Governance with U.S. Chamber of Commerce
•	Global Scholar with the Robinson School of Business at Georgia State University

Kenneth M. Duberstein, 60, Director since August 2002
•	Director of Conoco from 2000 to 2002
•	Chairman and Chief Executive Officer of the Duberstein Group, a strategic planning and consulting company, since 1989
•	White House Chief of Staff and Deputy Chief of Staff to President Ronald Reagan and Deputy Under Secretary of Labor during the Ford Administration
•	Member of the Board of:
•	The Boeing Company
•	Fannie Mae
•	The St. Paul Travelers Companies, Inc.

Ruth R. Harkin, 60, Director since August 2002
•	Director of Conoco from 1998 to 2002
•	Senior Vice President, International Affairs and Government Relations of United Technologies Corporation (UTC) and Chair of United Technologies International, UTC’s international representation arm from June 1997 to February 2005
•	Former President and Chief Executive Officer of the Overseas Private Investment Corporation from 1993 to 1997

William R. Rhodes, 69, Director since August 2002
•	Director of Conoco from 1998 to 2002
•	Chairman of Citicorp/Citibank since February 2003
•	Senior Vice Chairman of Citigroup Inc. since December 2001
•	Senior Vice Chairman of Citicorp/Citibank from January 2002 to February 2003
•	Vice Chairman of Citigroup Inc. from March 1999 to December 2001
•	Vice Chairman of Citicorp/Citibank from July 1991 to December 2001

J. Stapleton Roy, 69, Director since August 2002
•	Director of Phillips from 2001 to 2002
•	Managing director of Kissinger Associates, Inc. since January 2001
•	Assistant Secretary of State for Intelligence and Research from 1999 to 2000
•	U.S. Ambassador to:
•	Singapore from 1984 to 1986
•	People’s Republic of China from 1991 to 1995
•	Indonesia from 1996 to 1999
•	Advisory member of the Board of Freeport-McMoRan Copper & Gold Inc.

Director scheduled to retire from

the Board of Directors on

May 5, 2005

Frank A. McPherson, 71, Director since August 2002
•	Director of Conoco from 1998 to 2002
•	Chairman and Chief Executive Officer of Kerr-McGee Corporation from 1983 until February 1997
•	Past Director of Federal Reserve Bank (10th District)
•	Member of the Board of:
•	Tri-Continental Corporation
•	Seligman Quality Fund, Inc.
•	Seligman Select Municipal Fund, Inc.
•	Seligman Group of Mutual Funds

In addition, David L. Boren retired from the Board of Directors on February 14, 2005, after serving as a member of the Phillips Board of Directors and ConocoPhillips Board of Directors for a total of 11 years.

What are the Committees of the Board?

Our Board of Directors has the following committees:

Committee	Members	Principal Functions	Number of Meetings in 2004
Audit and Finance	Frank A. McPherson* Richard H. Auchinleck James E. Copeland, Jr. Larry D. Horner Kathryn C. Turner

•   Discusses with management, the independent registered public accounting firm, and the internal auditors the integrity of our accounting policies, internal controls, corporate governance, financial statements, financial reporting practices and significant corporate risk exposures, and steps management has taken to monitor, control and report such exposures.

•   Monitors the qualifications, independence and performance of our independent registered public accounting firm and internal auditors.

•   Monitors our overall direction and compliance with legal and regulatory requirements and corporate governance, including our code of business conduct and ethics.

•   Maintains open and direct lines of communication with the Board and our management, internal auditors and independent registered public accounting firm.

			14
Executive	J. J. Mulva* Norman R. Augustine Kenneth M. Duberstein Frank A. McPherson Victoria J. Tschinkel	• Exercises the authority of the full Board between Board meetings on all matters other than (1) those matters expressly delegated to another committee of the Board, (2) the adoption, amendment or repeal of any of our bylaws and (3) matters which cannot be delegated to a committee under statute or our Certificate of Incorporation or bylaws.	1
Compensation	Norman R. Augustine* Ruth R. Harkin Charles C. Krulak William R. Rhodes	• Oversees and administers our executive compensation policies, plans and practices. • Assists the Board in discharging its responsibilities relating to the fair and competitive compensation of our executives and other key employees.	12
Directors’ Affairs	Kenneth M. Duberstein* Norman R. Augustine Charles C. Krulak J. Stapleton Roy

•   Selects and recommends director candidates to the Board to be submitted for election at the Annual Meeting and to fill any vacancies on the Board.

•   Recommends committee assignments to the Board.

•   Reviews and recommends to the Board compensation and benefits policies for our directors.

•   Reviews and recommends to the Board appropriate corporate governance policies and procedures for our Company.

•   Conducts an annual assessment of the qualifications and performance of the Board.

•   Annually reviews and reports to the Board on the performance of management and succession planning for the Chief Executive Officer.

			7
Public Policy	Victoria J. Tschinkel* Richard H. Auchinleck William K. Reilly	• Advises the Board on current and emerging domestic and international public policy issues. • Assists the Board in the development and review of policies and budgets for charitable and political contributions.	4

*	Committee Chairperson

Do the committees have written charters?

Yes. The charters for our Audit and Finance Committee, Executive Committee, Compensation Committee, Committee on Directors’ Affairs and Public Policy Committee can be found on ConocoPhillips’ website at www.conocophillips.com under the “Corporate Governance” caption.

Corporate Governance Matters and Communications with the Board

The Committee on Directors’ Affairs and our Board undertook a comprehensive review of the Company’s governance structure in light of the Sarbanes-Oxley Act of 2002 and new rules adopted by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange (“NYSE”). The Board approved Corporate Governance Guidelines for the Company, which document many pre-existing policies and practices of the Company and also address issues responsive to the Sarbanes-Oxley Act and the new SEC and NYSE rules. The Corporate Governance Guidelines, posted on the Company’s Internet site under the “Corporate Governance” caption, address the following matters, among others: director qualifications, director responsibilities, Board Committees, director access to officers, employees and independent advisors, director compensation, Board performance evaluations, director orientation and continuing education, Chief Executive Officer evaluation and succession planning. The Corporate Governance Guidelines also contain director independence standards, which are consistent with the standards set forth in the NYSE listing standards, to assist the Board in determining the independence of the Company’s directors. The Board has determined that each director, except Mr. Mulva, meets the standards regarding independence set forth in the Corporate Governance Guidelines and is free of any material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). The Board has determined that although one member of the Audit Committee serves on the audit committees of more than three public companies, he is not impaired from effectively serving on the Board’s Audit and Finance Committee. A copy of our director independence standards is attached to this proxy statement as Appendix A.

Our Corporate Governance Guidelines provide that non-employee directors will meet in executive session at each meeting. The Chairman of the Committee on Directors’ Affairs presides at these meetings. Mr. Duberstein is Chair of the Committee on Directors’ Affairs and is responsible for setting the agenda for executive sessions of non-management directors and presiding at such meetings.

The Board of Directors maintains a process for shareholders and interested parties to communicate with the Board. Shareholders may e-mail, call or write to the Board, as more fully described on the Company’s Internet site under the “Corporate Governance” caption. Communications addressed to individual Board members and clearly marked as shareholder communications will be forwarded by the Corporate Secretary unopened to the individual addressee. Any communications addressed to the Board of Directors and clearly marked as shareholder communications will be forwarded by the Corporate Secretary unopened to Mr. Duberstein, Chairman of the Committee on Directors’ Affairs.

Recognizing that director attendance at the Company’s Annual Meeting can provide the Company’s shareholders with an opportunity to communicate with Board members about issues affecting the Company, the Company actively encourages its directors to attend the Annual Meeting of Shareholders. In 2004, all of the Company’s directors attended the Annual Meeting.

Code of Business Conduct and Ethics

ConocoPhillips has adopted a worldwide Code of Business Conduct and Ethics for Directors and Employees designed to help directors and employees resolve ethical issues in an increasingly complex global business environment. Our Code of Business Conduct and Ethics applies to all directors and employees, including the Chief Executive Officer, the Chief Financial Officer, and all Senior Financial Officers. Our Code of Business Conduct and Ethics covers topics including, but not limited to, conflicts of interest, insider trading, competition and fair dealing, discrimination and harassment, confidentiality, payments to government personnel, anti-boycott laws, U.S. embargos and sanctions, compliance procedures and employee complaint procedures. Our Code of Business Conduct and Ethics is posted on our Internet site under the “Corporate Governance” caption.

Nominating Processes of the Committee on Directors’ Affairs

The Committee on Directors’ Affairs (the “Committee”) is comprised of four non-employee directors all of whom are independent under NYSE listing standards and our Corporate Governance Guidelines. The Committee identifies, investigates and recommends to the Board director candidates with the goal of creating balance of knowledge, experience and diversity. Generally, the Committee identifies candidates through the personal, business and organizational contacts of the directors and management. Potential directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the Company’s shareholders. In addition to reviewing a candidate’s background and accomplishments, candidates for director nominees are reviewed in the context of the current composition of the Board and the evolving needs of the Company’s businesses. It is the Board’s policy that at all times at least a substantial majority of its members meets the standards of independence promulgated by the NYSE and the SEC and as set forth in the Company’s Corporate Governance Guidelines, and that all members reflect a range of talents, ages, skills, diversity, and expertise, particularly in the areas of accounting and finance, management, domestic and international markets, leadership, and oil and gas related industries sufficient to provide sound and prudent guidance with respect to the Company’s operations and interests. The Company also requires that its Board members be able to dedicate the time and resources sufficient to ensure the diligent performance of their duties on the Company’s behalf, including attending all Board and applicable committee meetings. All directors are required to retire at the next annual shareholder meeting of the Company following his or her 72nd birthday.

The Company’s bylaws permit shareholders to nominate directors for election at an annual shareholders meeting whether or not such nominee is submitted to and evaluated by the Committee on Directors’ Affairs. To nominate a director using this process, the shareholder must follow procedures set forth in the Company’s bylaws. Those procedures require a shareholder to notify the Company’s Secretary of a proposed nominee not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding Annual Meeting of Shareholders. The notice to the Secretary should include the following:

•	The nominee’s name, age and business and residence addresses;

•	The nominee’s principal occupation or employment;

•	The class and number of shares of the Company, if any, owned by the nominee;

•	The name and address of the shareholder as they appear on the Company’s books;

•	The class and number of shares of Company stock owned by the shareholder as of the record date for the annual meeting (if this date has been announced) and as of the date of the notice;

•	A representation that the shareholder intends to appear in person or by proxy at the meeting to nominate the candidate specified in the notice;

•	A description of all arrangements or understandings between the shareholder and the nominee; and

•	Any other information regarding the nominee or shareholder that would be required to be included in a proxy statement relating to the election of directors.

The Committee will consider director candidates recommended by shareholders. If a shareholder wishes to recommend a director for nomination by the Committee, he or she should follow the same procedures set forth above for nominations to be made directly by the shareholder. In addition, the shareholder should provide such other information as it may deem relevant to the Committee’s evaluation. Candidates recommended by the Company’s shareholders are evaluated on the same basis as candidates recommended by the Company’s directors, Chief Executive Officer, other executive officers, third-party search firms or other sources.

Audit and Finance Committee Report

The Audit and Finance Committee of the Board of Directors of ConocoPhillips (the “Audit Committee”) is responsible for providing independent, objective oversight for ConocoPhillips’ financial reporting functions and internal control systems. The Audit Committee is currently composed of five non-employee directors. The Board has determined that members of the Audit Committee satisfy the requirements of the New York Stock Exchange as to independence, financial literacy and expertise. The Board has determined that at least one member, Larry D. Horner, is an audit committee financial expert as defined by the SEC. The responsibilities of the Audit Committee are as set forth in the written charter adopted by ConocoPhillips’ Board of Directors and last amended on May 5, 2004. A copy of the charter is attached to this proxy statement as Appendix B. One of the Audit Committee’s primary responsibilities is to assist the Board in its oversight of the integrity of the Company’s financial statements. The following report summarizes certain of the Committee’s activities in this regard during the year 2004.

Review with Management.    The Audit Committee has reviewed and discussed with management ConocoPhillips’ audited consolidated financial statements for the year ended December 31, 2004, and management’s assessment of the effectiveness of the Company’s internal control over financial reporting, as of December 31, 2004.

Discussions with Independent Registered Public Accounting Firm.    The Audit Committee has discussed with Ernst & Young LLP, independent registered public accounting firm for ConocoPhillips, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with that firm its independence from ConocoPhillips.

Recommendation to the ConocoPhillips Board of Directors. Based on its review and discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in ConocoPhillips’ Annual Report on Form 10-K for the year ended December 31, 2004.

THE CONOCOPHILLIPS AUDIT AND

FINANCE COMMITTEE

Frank A. McPherson, Chairman

Richard H. Auchinleck

James E. Copeland, Jr.

Larry D. Horner

Kathryn C. Turner

Compensation Committee Report to Shareholders on Executive Compensation

The Compensation Committee of the Board of Directors of ConocoPhillips (the “Compensation Committee”) is charged with administering ConocoPhillips’ executive compensation programs. The Compensation Committee is composed solely of directors who qualify as non-employee directors under Rule 16b-3 of the Securities Exchange Act of 1934, and as outside directors under section 162(m) of the Internal Revenue Code. The respective compensation committees of Conoco and Phillips made decisions, prior to the merger, regarding salary levels, awards of stock options, restricted stock, annual incentive awards, and long-term incentive plan payouts. Therefore, in this report the members of the Compensation Committee are providing information about determinations made by the prior Conoco and Phillips compensation committees. Although stock and stock-based awards prior to the merger may have been originally denominated in Phillips or Conoco common stock, information about those awards has been adjusted to reflect the merger exchange ratio where appropriate.

Compensation Committee Governance and Oversight

The Compensation Committee has taken a number of actions to assure that it is engaged in a thoughtful, meaningful, and ongoing review of the executive compensation programs and practices at ConocoPhillips. The Committee has hired an independent compensation consultant separate from any consultants used by the company in developing and administering its compensation plans, programs, and arrangements. The independent consultant is especially helpful in reviewing compensation, benefits, and perquisites for those officers expected to be listed as named executive officers in the Proxy Statement. The Committee has also utilized separate legal counsel from time to time. The members of the Compensation Committee have undergone training concerning best practices in the realm of executive compensation. The Committee has undertaken a review of its responsibilities and governance practices, with a specific examination of ongoing changes in the legal and regulatory arena. Each year, the Committee reviews its charter and proposes any changes desired to the Board of Directors. Changes to the charter were approved in both 2003 and 2004. Members of the Committee submit a self-appraisal questionnaire each year that serves both as a measure of how well the members view the Committee’s actions and roles and as a springboard for new ideas and initiatives to improve its processes and its oversight of executive compensation at ConocoPhillips. The Compensation Committee is committed to a process of continual improvement in the way it approaches and administers the executive compensation programs of the Company.

Compensation Philosophy

ConocoPhillips has established and maintains executive compensation programs that are principally designed to give executives strong incentives to focus on and achieve the Company’s business objectives while being competitive, and to retain our executives. In addition to base salary and benefits packages, the compensation programs use annual performance-based incentives, including bonuses, stock options (and stock appreciation rights in certain foreign countries), and restricted stock and restricted stock units. These compensation programs significantly vary compensation with performance measured against Company business objectives, including relative industry performance, and encourage executives to maximize shareholder value by aligning executive interests with those of shareholders.

ConocoPhillips’ goal is to provide a total compensation package that will enable it to attract, retain, motivate, and reward a highly qualified, diverse, ethical global workforce. The Compensation Committee intends to achieve this by:

•	Encouraging stronger executive performance by making a substantial percentage of total executive compensation variable, or “at-risk,” through annual incentive compensation, the granting of long-term incentive awards, including stock options and performance-based restricted stock or restricted stock units;

•	Establishing target compensation levels at competitive levels within the industry;

•	Allowing executives to share in ConocoPhillips’ successes and failures by varying compensation from target levels based upon business performance;

•	Motivating individual performance by linking rewards to the accomplishment of individual goals and objectives, leadership principles, and ConocoPhillips’ values; and

•	Integrating all elements of compensation into a comprehensive package that aligns ConocoPhillips’ goals, efforts, and results throughout the organization.

In determining overall target executive compensation levels, the Compensation Committee considers the compensation structures of other major companies in the global energy industry, such as Exxon Mobil Corporation, ChevronTexaco Corporation, Royal Dutch Petroleum Company and Shell Transport and Trading Company p.l.c. (which together comprise the Royal Dutch/Shell Group), BP p.l.c., and Total S.A., as well as other U.S.-based integrated petroleum companies, and upstream or downstream companies such as Anadarko Petroleum Corporation, Marathon Oil Corporation, Occidental Petroleum Corporation, and Valero Energy Corporation. Because the competition for executive talent for ConocoPhillips extends beyond the energy industry, the compensation structure for other large U.S.-based multi-nationals is considered in addition to that of our peer group. In addition to being provided with information developed by third-party consultants retained by the Company, the Compensation Committee relies on independent third-party consultants, retained by the Committee, for input regarding competitive compensation levels. Because compensation is based on Company, business unit, and individual performance, as appropriate, total compensation of executives may significantly exceed or fall short of industry medians.

ConocoPhillips’ businesses are extremely capital intensive, requiring large investments, in most cases over a number of years, before tangible financial returns are achieved. The Compensation Committee will base executive compensation decisions on qualitative measures relating to individual performance, as well as on quantitative measures relating to the performance of ConocoPhillips and its business units, such as total return to shareholders and return on capital employed. It will also take into account external factors, such as commodity prices, that may have positively or negatively affected such measures.

In general, the aggregate compensation programs of ConocoPhillips are designed to set targets at the 50th percentile with regard to the appropriate peer group. The mix of compensation programs used to achieve this is described below. Included in the program design is the possibility to pay above or below target, depending upon various measures of performance. Consequently, in times of extraordinary positive performance, an element of the program design is that there is the potential for the compensation programs to pay significantly above the 50th percentile, while in periods of lower performance, the compensation programs are designed to pay significantly below the 50th percentile.

It should be noted that information on long-term incentives contained in the tables relating to executive compensation beginning on page 24 of the proxy statement shows actual grants or ranges of possible awards in the future, generally based on actions in 2004, while salary and VCIP actions taken through February 2005 are shown. In this report on executive compensation, we also discuss actions that took place through February 2005.

In reviewing compensation programs and making compensation decisions concerning the executives of ConocoPhillips with regard to 2004, the Committee recognized the many accomplishments of the Company, including:

•	Ranking first in the Company’s peer group for total shareholder return over one, two, and five year periods, with an annualized total return of 36% over one year, 38% over two years, and 16% over five years.

•	Ranking first in the Company’s peer group in relative improvement in return on capital employed for two consecutive years.

•	Achievement of record net income of $8.1 billion in 2004, an increase of approximately 72% from 2003 levels.

•	Reduction of debt by $2.8 billion in 2004, reducing our debt-to-capital ratio to 26% at the end of 2004 from 34% at the end of 2003.

•	Advancement of several strategic initiatives, including the formation of the LUKOIL alliance and the completion of the $5 billion asset sale program since the merger.

•	Achievement of pretax synergies over 2.5 times the synergy target announced at the time of the merger.

Executive Compensation Actions for 2004

In November 2001, in connection with the signing of the merger agreement, the compensation committee of Phillips approved a new employment agreement for Mr. Mulva. The Phillips compensation committee, and the Board as a whole, considered it important to enter into the agreement with Mr. Mulva to encourage him to remain with the company through the merger and for a significant time thereafter to facilitate integration and ultimate realization of the value of the merger. The Compensation Committee also considered it important for Mr. Mulva to serve as Chief Executive Officer (“CEO”) of ConocoPhillips. In September 2004, in accordance with his views of good corporate governance, Mr. Mulva requested that ConocoPhillips terminate his employment agreement. After discussion, the Compensation Committee recommended to the Board that the Board agree to the request. At its meeting on September 22, 2004, the Board approved the termination of Mr. Mulva’s employment agreement without additional compensation, effective October 1, 2004. With the retirement of Mr. Dunham from ConocoPhillips on September 30, 2004, Mr. Mulva also became Chairman of the Board of Directors effective October 1, 2004, as determined by the Board at its meeting on July 15, 2004. From October 1, 2004, Mr. Mulva has served, and continues to serve, as an at-will employee without a written employment agreement.

Base Salaries

Base salaries for ConocoPhillips executive officers are generally set based on competitive compensation levels for similar positions in peer companies, their scope of responsibilities, prior experience, and past performance. The Compensation Committee annually reviews the salaries of all executive officers and employees with salaries greater than $310,000 and that hold a salary grade level of vice president and higher. Prior to 2005, this threshold was set at $300,000, and that threshold was used for the decisions in the February 2005 annual review. The threshold amount may be adjusted each year to manage efficiently the group of executive officers and employees reviewed by the Compensation Committee. Salaries will be adjusted over time to recognize market trends, time in position, and individual levels of performance and contribution. With regard to the CEO, the Committee reviewed peer company compensation data and qualitative and quantitative performance measures, including cash from operations, total shareholder return, and improvement in total return on capital employed. Although the Company had an outstanding year and its financial performance and its progress in meeting business objectives would support an increase in base pay, the Committee and Mr. Mulva jointly agreed to continue Mr. Mulva’s base salary at $1,500,000, the same rate as 2004 in order to increase the focus on incentive pay (as described below).

Incentive Compensation Programs

Annual Incentives

Annual incentives for 2004 performance were generally determined according to the Variable Cash Incentive Program (“VCIP”) approved by the ConocoPhillips Compensation Committee. The quantitative performance measures the Compensation Committee considered for 2004 incentive compensation included:

•	ConocoPhillips’ 2004 total return to shareholders relative to the peer group of companies[1]; and

•	ConocoPhillips’ 2004 improvement in return on capital employed relative to the peer companies.[1]

In addition to these financial performance measures, the Compensation Committee also considered core values of safety, ethics, and environmental stewardship, as well as the smooth implementation of the merger.

The Compensation Committee used qualitative performance measures, including those listed below, for executives in assessing the portion of incentive compensation attributable to individual performance under the ConocoPhillips programs:

•	Success in developing and implementing strategic plans;

1 ExxonMobil, ChevronTexaco, Royal Dutch/Shell Group, BP p.l.c. and Total S.A.

•	Contribution to the growth and success of ConocoPhillips;

•	Leadership in the industry and community;

•	Performance versus predetermined personal job objectives; and

•	Social and ethical responsibility.

The Committee made the final determinations of performance for the CEO and received input from the CEO on the performance of the senior executives on these qualitative measures in making its final determinations of performance for these senior executives.

The 2004 annual incentive awards were made under VCIP. The Compensation Committee, using both internally generated data and data obtained from independent, third-party consultants, had previously established targets for individual VCIP awards based on individual salary grades. The target percentages were adjusted to recognize changes in salary grades during the year. Under VCIP, the amounts of individual awards are discretionary, but are expected, except in extraordinary cases, to range from 0% to 200% of the target amount for the award year, based upon the Compensation Committee’s assessment of total Company, business unit, and individual performance. The Compensation Committee approves the individual awards for senior officers, including the CEO; individual awards for other employees are approved by the CEO.

To determine the February 2005 payout under VCIP for performance in 2004, the ConocoPhillips Compensation Committee reviewed ConocoPhillips’ 2004 total return to shareholders relative to the peer group, as well as ConocoPhillips’ 2004 improvement in return on capital employed relative to the peer group. In addition, the Compensation Committee also reviewed ConocoPhillips’ performance for its core values of safety, ethics, and environmental stewardship. For 2004 payout, the major business units were reviewed in such areas as milestone accomplishments, profitability, earnings, controllable cost, unit costs, cash expenditures, operating efficiency, and return on capital employed compared to their original operating plan objectives.

The Compensation Committee consulted with both the Company’s compensation consultant and the recently hired independent compensation consultant to the Committee with regard to the payouts, as they compared to expected market awards and taking into consideration the performance of the Company and the senior executives. The Committee reviewed market data specific to the CEO in relation to maximum and minimum payouts under VCIP to insure that any payout awarded is commensurate with the performance achieved. The Committee also took into account prior years of performance and compensation. Furthermore, the Compensation Committee was mindful of the performance of the Company relative to both its peers and the market as a whole. Finally, the Committee does not look at VCIP, or any element of CEO compensation, in isolation, but in the context of other elements that it considers in setting the entire compensation package for the CEO. Based on these considerations, the Compensation Committee determined that corporate level performance criteria were met at 197% of target. In comparison to the peer group, ConocoPhillips ranked first in both benchmark measures, improvement in return on capital employed and in total shareholder return. With regard to business unit performance criteria, awards varied based upon different criteria applicable to each unit. Granting equal weight to corporate level performance measures and business unit performance measures yielded the average award under VCIP of 170% of target for 2004. Individual employee adjustments were also made to recognize individual performance. All awards were paid in cash although executives had the opportunity to defer the payout to a deferred compensation account or receive restricted stock units instead.

A total of $22,582,773 was awarded to 28 executives with annual base salaries of more than $300,000 for 2004 performance under VCIP. Mr. Mulva received an annual incentive award under VCIP of $4,100,000. The Compensation Committee determined this amount considering ConocoPhillips’ achievement of strategic and financial performance and the leadership of the CEO in other areas such as safety, ethics, and environmental performance, as discussed in more detail above.

Beginning 2005, the Compensation Committee amended the benchmark from the improvement in return on capital employed relative to the peer group to the total return on capital employed relative to the peer group. This change reflected the significant improvements in the return on capital employed as a result of merger related synergies and process efficiencies realized over the last two years and the Company’s changing focus to ongoing investments and operations.

Long-Term Incentives

ConocoPhillips’ executive stock-based compensation programs are designed to provide competitive compensation, to offer an incentive to employees primarily responsible for the growth and success of ConocoPhillips, to retain key employees, and to align employees’ interests with those of shareholders.

ConocoPhillips’ primary long-term incentive compensation programs for executives for 2004 are a Performance Share Program and a Stock Option Program. For awards made in 2005, approximately 50% of the long-term incentive award was in the form of stock options, while the remaining 50% was in the form of restricted stock units awarded under the Performance Share Program. The ratio was approximately 60% stock options and 40% restricted stock in 2004, and the ratio was approximately 70% stock options and 30% restricted stock in 2003. These changes reflect ongoing trends in compensation at large companies, including the Company’s peer group, to move from options to restricted stock as a major component of long-term incentive compensation for senior executives. The use of units rather than stock is in response to recent changes in the U.S. tax laws. However, these units are expected to be settled in stock when restrictions lapse. Restrictions generally lapse upon death, retirement, layoff, or change in control. Individual awards may be adjusted up or down based on the subjective evaluation of the individual’s performance and potential.

Awards made in restricted stock may, in certain circumstances, be made in restricted stock units instead. Restricted stock and restricted stock units were awarded in prior years under both Conoco and Phillips executive compensation plans, and were used as special incentives or rewards for performance by both companies, and were a regular part of long-term incentive compensation for Phillips. While the terms vary, restrictions on many of the restricted stock or restricted stock units issued under the Phillips plans do not lapse until retirement, unless the Compensation Committee takes action to lapse such restrictions. With regard to 2004, no such action was taken on restricted stock or restricted stock units with regard to the CEO or any of the Named Executive Officers (defined on page 24).

Equity Compensation Effects

In accordance with ongoing trends and best practices, the Compensation Committee (and its heritage company predecessors) has emphasized that a significant proportion of compensation be in the form of equity-based awards, including stock, restricted stock, restricted stock units, stock options, and stock appreciation rights. Also in accordance with these trends and practices, we have changed the ratio of options and restricted stock/units in 2004 and 2005 so that more of the value of the awards is in the form of restricted stock/units that are performance-based. Furthermore, the long-term incentive program awards have much longer restriction periods than the typical industry practice, with awards made with restrictions that do not lapse until separation from service with the Company. In addition, the Company also has plans, programs, and arrangements that allow the conversion of cash awards into restricted stock or restricted stock units, allow the further deferral of lapsing of restrictions on restricted stock or restricted stock units, and allow the settlement of option exercises in restricted stock. The cumulative effect of all of these is that the executives tend to hold large amounts of equity-based awards for long periods, typically until retirement.

We believe that the executives should have their long-term economic interests linked with the long-term economic interests of shareholders, with a large proportion of executive compensation based on the stock of the Company. Each year the proxy includes all long-term incentive awards granted to the executives in the past year. In addition, when the restrictions remain until the executive leaves the Company, all equity-based awards from prior years continue to appear in certain tables in the proxy statement.

This effect of using equity-based compensation that is held for long periods of time in a company whose value increases during that time can be seen throughout the ConocoPhillips proxy statement. When a company has had the superior performance and results that ConocoPhillips has recently achieved, especially in the years since the merger

(the stock price has more than doubled in that time), the equity-based compensation values reflect that performance and those results.

ConocoPhillips Performance Share Program

The ConocoPhillips Performance Share Program (“PSP”) is administered by the Compensation Committee. PSP is designed to maximize medium- and long-term shareholder value by encouraging management team alignment with shareholders and the long-term commitment of key executives. This program rewards medium-term performance against our peer group of companies. Under PSP, the Compensation Committee annually establishes a three-year performance period over which it compares ConocoPhillips’ total shareholder return and return on capital employed with the total shareholder return and return on capital employed for ConocoPhillips’ oil industry peers.

In February 2003, the Compensation Committee established the first performance period under PSP (PSP I), for the performance period covering January 1, 2003, through December 31, 2005. In February 2004, the Compensation Committee established the second performance period under PSP (PSP II), for the performance period covering January 1, 2004, through December 31, 2006. In February 2005, the Compensation Committee established the third performance period under PSP (PSP III), for the performance period covering January 1, 2005, through December 31, 2007.

Awards under PSP are made in restricted stock or restricted stock units that will generally be forfeited if the employee is terminated prior to age 65 (other than for death or disability or after a change in control). In the event of termination due to layoff or early retirement after age 55 with five years of service, a value for the forfeited restricted stock or restricted stock units will generally be credited to a deferred compensation account for the employee. Awards made prior to 2005 were generally made in restricted stock, while awards made after 2004 were generally made in restricted stock units, the change being primarily due to changes in the U.S. tax laws. Targets under PSP are based upon a guideline value for restricted stock/units as a percent of salary that was established for each salary grade level of management, based on a competitive analysis of long-term compensation opportunities for persons holding comparable positions in the peer group companies. The guideline value takes into account a discount due to the estimated dividend payments during the expected period of restrictions. The guideline value determines the target, expressed in the number of restricted stock units, set at the beginning of the performance period (with adjustments during the period for changes in salary grade). Each executive’s individual award is subject to adjustment at the end of the performance period. The Committee has discretion to set the awards. Program guidelines generally allow the award to vary between 0% to 200% of target based on a subjective evaluation of the individual’s long-term potential and performance, considering input from the CEO for each participant other than himself. The Committee has the right to approve partial payouts under PSP during a performance period. In February 2004, the Committee approved a partial payout under PSP I at the end of the first year of the performance period. In February 2004, Mr. Mulva received 24,876 shares of restricted stock as a result of that partial payout. Restrictions for this restricted stock or restricted stock units do not lapse until retirement, except in cases of change in control, death, disability, layoff, or other Committee approval.

Phillips Long-Term Incentive Plan

Prior to the merger, Phillips established and maintained a plan similar to PSP. That plan was the Phillips Long-Term Incentive Plan (LTIP), which was administered by the Phillips compensation committee prior to the merger and by the Compensation Committee of ConocoPhillips after the merger. Its goals are substantially similar to those of PSP that replaced it. Under LTIP, the Phillips compensation committee annually established a three-year performance period over which it compared Phillips’ total shareholder return and return on capital employed with the total shareholder return and return on capital employed for Phillips’ oil industry peers.

The approval of the merger by Phillips shareholders on March 12, 2002, constituted a “change of control” under the Omnibus Securities Plan of Phillips Petroleum Company and resulted in the immediate payout of the Performance Periods VIII and IX.

Consistent with its historical heritage compensation programs and practices, in December 2001, the

Phillips compensation committee established LTIP Performance Period X (“LTIP X”), for performance period covering January 1, 2002 through December 31, 2004. Since LTIP X was established after the merger proposal was announced, payouts for LTIP X were not accelerated due to the approval by the shareholders of the merger. The Phillips compensation committee based target awards for executives on a percentage of salary and the price of Phillips’ common stock at the beginning of the performance period. To set these target levels, the Phillips compensation committee considered both internally generated information and competitive data provided by an independent, third party consultant.

On February 10, 2003, the ConocoPhillips Compensation Committee approved an unscheduled payout of Performance Period X to close out the Phillips’ LTIP. The early payout reflected the Compensation Committee’s decision to eliminate heritage Phillips and Conoco plans and align all executives with the new business goals of ConocoPhillips. LTIP has been replaced as a component of the compensation program by PSP, which does not duplicate the performance period of LTIP. No further awards will be made under LTIP. The 2003 payout for Performance Period X is shown in the “Long-Term Incentive Payout” column of the “Summary Compensation Table” on page 24.

ConocoPhillips Stock Option Program

The ConocoPhillips Stock Option and Stock Appreciation Rights Program (“Stock Option Program”) is administered by the Compensation Committee. It is designed to maximize medium- and long-term shareholder value by encouraging management team alignment with shareholders and the long-term commitment of key executives. It is the practice under this program to set option exercise prices at not less than 100% of the fair market value of the Company’s stock at the time of the grant. Thus, the value of the shareholders’ investment in the Company must appreciate before an optionee receives any financial benefit from the option. Options are generally granted for a term of ten years.

A guideline value for options as a percent of salary was established for each salary grade level of management, based on a competitive analysis of long-term compensation opportunities for persons holding comparable positions in the peer group companies. Each executive’s individual award was subject to adjustment up or down from the target based on a subjective evaluation of the individual’s long-term potential and performance, considering input from the CEO for each participant other than himself, with program guidelines generally setting the adjustments up to a positive or negative 30%.

In determining the number of shares to be subject to these option grants, the Compensation Committee used a Black-Scholes-based methodology to value the options.

The Compensation Committee granted stock options to eligible employees in February 2005 under the Stock Option Program. Of those options, 428,400 were granted to the Named Executive Officers (identified in the “Summary Compensation Table”), including 196,400 to Mr. Mulva. In the prior year, as shown in the tables beginning on page 24 of the proxy statement, 1,001,900 options had been granted to the then Named Executive Officers (not then including Mr. Lowe), including 372,600 to Mr. Mulva.

Other Compensation

Additional Awards

The Compensation Committee may grant additional short-, medium-, or long-term awards to recognize increased responsibilities or special contributions, to attract new hires to the Company, to retain executives, or to recognize certain other special circumstances. With regard to 2004, there were no additional awards to the CEO or any of the Named Executive Officers.

Other Programs

The Company also provides its executives and other employees with health and welfare benefit plans, including medical, dental, and life insurance; with pension and compensation deferral programs; and with perquisites and other benefits which are competitive with market practices.

Effective October 1, 2004, the Company adopted two plans to deal with severance of executives in certain circumstances. The Executive Severance Plan provides benefits to executives in salary grades 23 (vice president or equivalent) and higher in the event that the Company discharges the executive without cause. Severance amounts are equal to one-and-one-half- to two-year’s worth of salary and certain welfare benefits. Executives in salary grades 26 (senior vice president or equivalent) and above receive the higher amounts. This plan was adopted to provide the Company with flexibility to make personnel changes at the executive level when executives impacted by such changes would not generally be entitled to the layoff benefits provided in the broad-based severance plan for employees. The Company also adopted the Change in Control Severance Plan to provide similar benefits in the event of a discharge of covered executives after a change in control of the Company. The Change in Control Severance Plan provides benefits to executives in salary grades 23 and higher in the event that the Company discharges the executive without cause following a change in control. Severance amounts are equal to two- to three-year’s worth of salary and certain welfare benefits, executives in salary grades 26 and above receiving the higher amounts. Such a plan to provide benefits if an executive is terminated after a change in control helps to promote retention and to prevent opposition by management to a change in control that is in the best interests of shareholders by limiting the concern of executives over the immediate effect such a change in control might have on their livelihoods. Both of these plans are more fully described later in the proxy statement.

Internal Revenue Code Section 162(m)

The Compensation Committee has taken action, and the compensation committees of Conoco and Phillips also had historically taken action, where possible and considered appropriate, to preserve the deductibility of compensation paid to the companies’ respective executive officers. The compensation committees of Conoco and Phillips also awarded compensation that might not be fully tax deductible when such grants were nonetheless in the best interests of the companies and their respective shareholders.

ConocoPhillips generally will be entitled to take tax deductions relating to compensation that is performance-based, which may include cash incentives, stock options, restricted stock, restricted stock units, and other performance-based awards.

The ConocoPhillips Compensation Committee will continue to review ConocoPhillips’ executive compensation practices to determine if elements of executive compensation qualify as “performance-based compensation” under the Internal Revenue Code and will seek to preserve tax deductions for executive compensation to the extent consistent with the Compensation Committee’s determination of compensation arrangements necessary and appropriate to foster achievement of ConocoPhillips’ business goals.

Stock Ownership Guidelines

The Compensation Committee encourages executive ownership of ConocoPhillips stock. The committee has established target stock ownership levels for senior executives calculated as a multiple of annual base salary. The guidelines call for senior executives to be fully compliant with the target stock ownership levels established following the merger of Conoco and Phillips by no later than June 1, 2008 (and, in some cases, earlier dates in 2007 and 2008). Newly hired or promoted senior executives have a five-year period to become compliant.

THE CONOCOPHILLIPS COMPENSATION COMMITTEE

Norman R. Augustine, Chairman

Ruth R. Harkin

General Charles C. Krulak

William R. Rhodes

Stock Performance Graph

This graph shows ConocoPhillips’ cumulative total shareholder return over the five-year period from December 31, 1999, to December 31, 2004. The graph reflects total shareholder return for Phillips from December 31, 1999 to August 30, 2002, and for ConocoPhillips from September 3, 2002 to December 31, 2004. August 30, 2002 was the last day of trading on the NYSE of Phillips stock, and September 3, 2002 was the first day of trading on the NYSE of ConocoPhillips stock. The graph also shows the cumulative total returns for the same five-year period of the S&P 500 Index and our peer group of companies consisting of BP, ChevronTexaco, ExxonMobil, Royal Dutch/Shell Group, and Total. The comparison assumes $100 was invested on December 31, 1999, in Phillips stock (which was converted on a one-for-one basis into ConocoPhillips stock on August 30, 2002), in the S&P 500 Index and in ConocoPhillips’ peer group and assumes that all of the dividends were reinvested.

Five-Year Cumulative Total Stockholder Returns

Five Years Ended December 31, 2004

	December 31
	Initial	2000	2001	2002	2003	2004
Phillips/ConocoPhillips	$100.0	$124.2	$134.8	$111.3	$155.3	$210.4
Peer Group	$100.0	$100.7	$93.9	$85.3	$106.9	$130.9
S&P 500	$100.0	$90.9	$80.1	$62.4	$80.3	$89.0

Executive Compensation

Compensation Tables

SUMMARY COMPENSATION TABLE

The following table provides information concerning total compensation paid to the Chief Executive Officer and certain other officers of ConocoPhillips. In addition to the six named executive officers listed for SEC purposes (the “Named Executive Officers”), the Company has elected to provide information for two additional individuals (Mr. Gates and Mr. Frederickson) who are part of the Company’s senior executive team (together with the “Named Executive Officers,” the “Listed Executive Officers”). As set forth in the footnotes, the data presented in this table and the tables that follow include amounts paid to the Listed Executive Officers in 2004, 2003 and part of 2002 by ConocoPhillips or any of its subsidiaries, as well as by Conoco or Phillips for part of 2002 prior to the merger of Conoco and Phillips on August 30, 2002. Prior to the closing of the merger, ConocoPhillips’ executive officers functioned as executive officers of, and were compensated by, Conoco or Phillips, as the case may be, except for Mr. Gates who began his employment with ConocoPhillips on May 1, 2003. In connection with the merger, each share of Phillips common stock was converted into one share of ConocoPhillips common stock and each share of Conoco common stock was converted into 0.4677 shares of ConocoPhillips common stock. Information about stock and stock-based awards has been adjusted in the tables below to reflect the exchange ratios.

						Long-Term Compensation
		Annual Compensation				Awards				Payouts
Name and Principal Position						Restricted Stock Awards ($)(7)		Shares Underlying Options Granted (#)(8)		Long-Term Incentive Payout ($)		All Other Compensation ($) (13)
	Year	Salary ($)		Bonus ($)(5)	Other Annual Compensation ($)(6)
J. J. Mulva Chairman, CEO & President (1)	2004 2003 2002	$1,500,000 1,479,167 1,375,000		$4,100,000 3,500,000 1,612,000	$110,289 142,253 71,086		— — —	372,600 303,000 212,900		$ — 1,632,363 14,977,500	(10) (11)	$128,641 126,749 108,675

A. W. Dunham Chairman (to September 30, 2004) (2)	2004 2003 2002	1,521,782 1,479,168 1,358,336	(4)	3,064,210 10,340,690 26,640,502	553,929 203,620 271,487	$	— — 2,667,543	372,600 303,000 1,930,768	(9)	7,026,746 1,632,363 —	(12) (10)	100,735 126,749 163,251

J. W. Nokes Executive Vice President, Refining, Marketing, Supply and Transportation	2004 2003 2002	812,500 775,000 666,000		1,576,775 1,289,321 20,272,096	13,980 13,128 20,172		— — 386,358	107,070 125,800 142,649		— 523,648 —	(10)	69,678 65,090 79,920

W.B. Berry Executive Vice President, Exploration and Production	2004 2003 2002	630,000 540,000 291,176		1,366,420 1,051,383 230,630	96,855 2,548 —		— — —	96,800 75,900 15,200		— 387,355 885,829	(10) (11)	220,808 230,440 36,776

J. A. Carrig Executive Vice President, Finance and CFO	2004 2003 2002	606,000 575,833 448,061		1,123,983 982,153 431,860	3,232 987 1,586		— — 501,075	63,100 61,100 31,200		— 299,621 1,770,902	(10) (11)	51,952 47,554 29,775

J. E. Lowe Executive Vice President, Strategy Planning and Corporate Affairs	2004 2003 2002	496,000 471,667 414,728		962,734 759,164 353,340	1,132 923 —		— — 501,075	48,900 49,000 31,200		— 253,753 1,701,389	(10) (11)	42,535 38,559 27,472

S. F. Gates Senior Vice President and General Counsel (3)	2004 2003 2002	545,833 350,000 —		898,531 479,750 —	5,687 — —		— — —	49,500 54,700 —		— 241,941 —	(10)	45,716 25,543 —

P. L. Frederickson Executive Vice President, Commercial	2004 2003 2002	488,000 465,000 375,600		830,381 745,584 610,000	662 2,240 6,096		— — 501,075	50,747 72,154 59,814		— 253,753 —	(10)	41,850 37,812 45,072

(1)	Mr. Mulva was named Chairman of the Board effective October 1, 2004.

(2)	Mr. Dunham retired from service as an active employee of ConocoPhillips and ceased his service as the Chairman and a member of the Board on September 30, 2004.

(3)	Mr. Gates was hired effective May 1, 2003.

(4)	Included in Mr. Dunham’s base salary for 2004 is $338,448 paid to him in lieu of vacation at the time of his retirement.

(5)	Included in the 2003 bonus amount for Mr. Dunham is an excise tax gross-up payment in the amount of $6,840,690 in connection with the non-forfeitable right to certain stock options granted in 2002 as a result of the merger. Included in the 2002 bonus amounts is a change of control payment of $16,163,625, plus a $8,864,877 excise tax gross-up payment made to Mr. Dunham pursuant to the Employment Agreement between Mr. Dunham and Conoco, as approved by its compensation committee; and a change of control payment of $13,412,730, plus a $6,223,366 excise tax gross-up payment made to Mr. Nokes pursuant to a special arrangement between Mr. Nokes and Conoco, as approved by its compensation committee in order to induce him to waive his right to certain severance payments. Also included in the 2002 bonus amounts is a special compensation award of $250,000 paid to Mr. Frederickson.

(6)	As permitted by the rules of the SEC, this column excludes perquisites and other personal benefits for the Listed Executive Officer if the total aggregate cost in a given year did not exceed the lesser of $50,000 or 10% of such officer’s combined salary and bonus for that year. Accordingly, for Messrs. Nokes, Berry, Carrig, Lowe, Gates and Frederickson, the amounts shown exclude such perquisites, and only represent reimbursements for the payment of certain taxes. Other Annual Compensation for Messrs. Mulva and Dunham consists of the following perquisites and reimbursements for payment of taxes:

Name	Year	Personal Use of Company Aircraft (a) ($)	Home Security (b) ($)	Financial Planning ($)	Club Dues ($)	Executive Group Life Insurance Premiums ($)	Tax Reimbursement Gross-Up ($)
Mr. Mulva	2004 2003 2002	$15,725 60,189 5,836	$6,178 229 53,041	$17,878 14,165 —	— — —	$13,321 30,573 5,097	$57,187 37,097 2,023
Mr. Dunham (c)	2004 2003 2002	168,780 53,335 69,771	1,656 1,665 1,025	82,200 37,200 55,445	$7,200 3,260 3,260	81,766 47,292 32,230	170,184 60,868 108,961

(a)	Mr. Mulva’s personal use of Company aircraft generally was incidental in connection with required business travel. Personal use of Company aircraft was a requirement for Mr. Dunham until his retirement on September 30, 2004. Numbers above represent the approximate incremental cost to ConocoPhillips for personal use of the aircraft, including travel for any family member or guest.

(b)	The use of a home security system is required as part of ConocoPhillips’ Comprehensive Security Program for Mr. Mulva. The use of a home security system by Mr. Dunham was required by the Company until his retirement. The Company has a contractual obligation to continue monitoring the security of Mr. Dunham’s home and servicing the system through September 30, 2007.

(c)	The Company has a contractual obligation to pay certain costs associated with maintaining an office and a personal assistant for Mr. Dunham from the date of his retirement until September 30, 2007. In 2004, the Company paid $42,145 for such costs.

(7)	Amounts shown represent the market value on the grant date using the closing stock price on the New York Stock Exchange. Dividend equivalents on restricted stock units held are paid in cash or credited to each officer’s account in the form of additional stock units. All restrictions on Mr. Dunham’s restricted stock and restricted stock units terminated upon the merger or upon his retirement. Phillips settled awards under its 1985 and 1987 annual incentive plans and under all long-term incentive plans since 1986 by issuing shares of restricted stock that are not transferable before death, disability, layoff, or retirement, unless the Compensation Committee of the Board of Directors removes the restrictions or upon a change of control. All restricted stock held by Mr. Mulva was converted to restricted stock units prior to the completion of the merger, with the original restrictions still in place. In addition to compensatory grants of restricted stock units in connection with special awards, the table below includes the following receipts and payouts accumulated over many years: long-term incentive payouts (described in footnotes 10, 11 and 12); receipt of restricted stock upon exercise of stock options; and receipt of restricted stock units upon election to receive cash compensation as restricted stock units. In the case of Mr. Mulva, it has been his practice to maximize his holdings of Company stock through reinvestment dividends, receipt of stock option exercise gains in restricted stock and, where eligible, Mr. Mulva has elected to receive cash awards as restricted equity awards. The total number of restricted stock units or restricted stock held by the Listed Executive Officers and their market value based on the December 31, 2004, NYSE closing price of $86.83 was as follows:

	Restricted Shares/Units (#)	Value on December 31, 2004* ($)
Mr. Mulva	850,519	$73,850,565
Mr. Dunham	0	0
Mr. Nokes	25,327	2,199,143
Mr. Berry	33,459	2,905,245
Mr. Carrig	107,803	9,360,534
Mr. Lowe	88,823	7,712,501
Mr. Gates	3,687	320,142
Mr. Frederickson	14,483	1,257,559

*	Value primarily includes appreciation in the awards due to share price increase, and in certain cases, dividend or dividend equivalent reinvestment.

(8)	2004 amounts include further options under former Conoco programs, which were granted when a previously granted option was exercised and resulted in new options to purchase 10,270 shares of common stock for Mr. Nokes and 2,647 shares of common stock for Mr. Frederickson. 2003 amounts include further options to purchase 1,854 shares of common stock for Mr. Frederickson. 2002 amounts include further options to purchase 8,003 shares of common stock for Mr. Dunham and 1,351 shares of common stock for Mr. Frederickson. In all cases, the further options expire on the same date as the original options, and are vested with an exercise price equal to the price of the stock at the time of the exercise of the option.

(9)	Included are options granted to Mr. Dunham at completion of the merger to purchase approximately 1.3 million shares of ConocoPhillips stock.

(10)	On February 8, 2004, the Compensation Committee approved an early partial payout of 30% of target awards for Performance Period I for the period of January 2003 through December 2005. Awards were settled in restricted stock and were valued as the average of the high and low stock prices on February 6, 2004 ($65.62). This restricted stock is included in note 7.

(11)	Value of the awards on the award approval date for performance under the Phillips Long-Term Incentive Plan Performance Period VIII from January 1, 2000, through March 12, 2002, Performance Period IX from January 1, 2001, through March 12, 2002, and Performance Period X from January 1, 2002, through December 31, 2002. Awards for Performance Periods VIII and IX were issued in restricted stock units, and awards for Performance Period X were issued in restricted stock. Payments include awards paid out by ConocoPhillips due to change of control provisions from a Phillips program approved by the Phillips compensation committee.

(12)	Value of the awards issued on September 30, 2004, in connection with the final settlement of Mr. Dunham’s participation in Performance Period I from January 2003 through December of 2005 and Performance Period II from January 2004 through December 2006 as follows: (a) final payout from Performance Period I – 59,773 shares; and (b) first and final payout from Performance Period II – 25,441 shares. Awards were settled in restricted stock and were valued as the average of the high and low stock prices on September 30, 2004 ($82.46). Restrictions lapsed upon Mr. Dunham’s retirement and a value equal to the average daily fair market value for the month of September 2004 was deferred pursuant to the Key Employee Deferred Compensation Plan.

(13)	All other compensation for 2004 consists of the following:

Name	Matching Contributions (Thrift & Stock Savings) ($)	Defined Contribution Makeup Plan ($)
Mr. Mulva	$16,373	$112,267
Mr. Dunham	16,373	84,362
Mr. Nokes	16,373	53,305
Mr. Berry*	16,373	37,740
Mr. Carrig	16,373	35,579
Mr. Lowe	16,373	26,162
Mr. Gates	15,279	30,437
Mr. Frederickson	16,373	25,477

*	Mr. Berry, who was previously on an overseas assignment, also had $166,695 in expatriate benefits.

OPTION GRANTS IN LAST FISCAL YEAR

Name	Number of Shares Underlying Options Granted		Percent of Total Options Granted to Employees in 2004		Exercise Price ($/share) (3)	Expiration Date	Grant Date Present Value ($) (4)
J. J. Mulva	372,600	(1)	17.12%		$65.6200	2/8/2014	$6,811,128
A. W. Dunham	372,600	(1)	17.12%		65.6200	2/8/2014	6,811,128
J. W. Nokes	96,800 8,741 1,529	(1) (2) (2)	4.45 0.40 0.07	% % %	65.6200 65.3950 65.3950	2/8/2014 3/2/2005 2/6/2006	1,769,504 53,058 11,941	(5) (5)
W. B. Berry	96,800	(1)	4.45%		65.6200	2/8/2014	1,769,504
J. A. Carrig	63,100	(1)	2.90%		65.6200	2/8/2014	1,153,468
J. E. Lowe	48,900	(1)	2.25%		65.6200	2/8/2014	893,892
S. F. Gates	49,500	(1)	2.27%		65.6200	2/8/2014	904,860
P. L. Frederickson	48,100 1,515 1,132	(1) (2) (2)	2.21 0.07 0.05	% % %	65.6200 66.0000 88.2850	2/8/2014 3/2/2005 2/6/2006	879,268 9,075 9,916	(5)

(1)	These stock options have a term of 10 years and become exercisable in three equal annual installments beginning on February 8, 2005. Mr. Dunham’s options became fully exercisable upon his retirement. All other executives’ options are forfeited in the event employment is terminated other than due to retirement, disability, layoff, or death. Reload rights are not attached to these options. In the event of a change in control of ConocoPhillips during the executive’s employment, all options will immediately vest and be fully exercisable.

(2)	These options were issued as a result of a right to receive further options when options are exercised using shares already held by the grantee. The further options expire on the same date as the original options, have an exercise price equal to the price of the stock at the time of exercise of the original options, and are vested. These rights were granted, in certain instances, under a former Conoco program.

(3)	The exercise price is the average of the high and low prices of ConocoPhillips common stock, as reported on the NYSE, on the date of the grant, or on the last preceding date for which there was a reported sale, in the absence of any reported sales on the grant date; therefore, on the grant date, the option has no value and any potential payout reflects an increase in share price since the grant date.

(4)	Grant date present value is estimated using the Black-Scholes option pricing model. The estimated values shown for all options other than those described in footnote (2) are based on the following input assumptions: risk-free interest rate of 4.305%; dividend yield of 2.5%; volatility factor of the expected market price of our common stock of 24.2%; and full term of the options of 10.0 years. For options described in footnote (2), the same assumptions were used except the life expectancy was the remaining life of the option (2.1 years for the grant of 8,741 options and 1.1 years for the grant of 1,529 options to Mr. Nokes; 1.33 years for the grant of 1,132 options and 1.08 years for the grant of 1,515 options to Mr. Frederickson) and the risk-free interest rate was set at 1.1% to reflect the shorter remaining term. No adjustments have been made for non-transferability or risk of forfeiture. Actual values depend on market prices from time to time during the period of exercisability.

(5)	Prior to the end of 2004 Mr. Nokes and Mr. Frederickson exercised the options issued to them as a result of certain rights to further options attached to the initial grant of options pursuant to a former Conoco program. The further options expire on the same date as the original options, and are vested with an exercise price equal to the price of the stock at the time of the exercise of the original options.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND YEAR-END OPTION VALUES

	Number of Securities Underlying Options/SARS Exercised	Value Realized ($) (1)	Number of Shares Underlying Unexercised Options at December 31, 2004		Value of Unexercised In-the-Money Options at December 31, 2004($) (3)
Name			Exercisable	Unexercisable (2)	Exercisable (4)	Unexercisable (4)
J. J. Mulva	218,005	$10,950,474	2,426,231	645,567	$75,691,516	$18,416,545
A. W. Dunham	1,972,920	80,268,869	3,367,635	—	103,032,287	—
J.W. Nokes	126,209	5,662,851	558,412	180,667	18,921,448	5,247,622
W. B. Berry	23,074	995,339	73,915	152,467	2,715,041	4,181,794
J. A. Carrig	28,501	1,350,194	121,735	114,234	4,271,517	3,303,101
J. E. Lowe	32,507	1,178,536	75,753	91,967	2,534,267	2,694,647
S. F. Gates	—	—	18,233	85,967	666,234	2,382,399
P. L. Frederickson	25,776	1,191,605	192,117	96,099	6,342,507	2,805,365

(1)	Represents the pretax gain, which is the difference between the market value and exercise price on the date of exercise, and for Messrs. Mulva, Berry, Carrig and Lowe, a portion of which was received in restricted stock and included in Footnote 7 on page 25.

(2)	All of Mr. Dunham’s outstanding options became immediately exercisable at the time of his retirement.

(3)	Represents the closing price of ConocoPhillips common stock on December 31, 2004, of $86.83, less the exercise price for all outstanding exercisable and unexercisable options for which the exercise price is less than that closing price. Exercisable options have been held at least one year from the date of grant and/or have met any other requirements for vesting and exercisability, such as stock price hurdles. Unexercisable options have not met the applicable vesting schedules or exercisability requirements.

(4)	The grants represent the accumulation of grants dating back to 1995, and, 16.33% of the exercisable grants have been granted post merger. A substantial portion of in-the-money value is attributable to ConocoPhillips’ cumulative total share price increase since the merger on August 30, 2002. See “Stock Performance Graph” on page 23 of this proxy statement.

LONG-TERM INCENTIVE PLANS—AWARDS IN LAST FISCAL YEAR

The following table shows target awards made under the Performance Share Program established under the 2002 Omnibus Securities Plan during 2004 for the Listed Executive Officers. As approved by shareholders on May 5, 2004, any payouts from the Program will be made pursuant to the 2004 Omnibus Stock & Performance Incentive Plan of ConocoPhillips.

		Performance or Other Period Until Maturation or Payout (1)	Estimated Future Payouts Under Non-Stock Price Based Plans
Name	Number of Shares		Number of Shares (2)
			Threshold	Target	Maximum
J. J. Mulva	58,152	2004-2006	0	58,152	116,304
A.W. Dunham	58,152	2004-2006	0	58,152	116,304
J.W. Nokes	21,391	2004-2006	0	21,391	42,782
W. B. Berry	17,277	2004-2006	0	17,277	34,554
J.A. Carrig	12,670	2004-2006	0	12,670	25,340
J. E. Lowe	10,773	2004-2006	0	10,773	21,546
S. F. Gates	10,928	2004-2006	0	10,928	21,856
P. L. Frederickson	10,592	2004-2006	0	10,592	21,184

(1)	The Compensation Committee approved a final payout of awards under Performance Period II for the period January 1, 2004 through December 31, 2006 in the amount of 25,441 restricted shares for Mr. Dunham issued on September 30, 2004.

(2)	Threshold and maximum are based on the program provisions that actual awards earned can range from 0% to 200% of the target awards.

Retirement Plans

Heritage Conoco Employees

Retirement benefits for former Conoco employees are provided under the ConocoPhillips Retirement Plan, Title IV — Retirement Plan of Conoco, and are based on an employee’s years of service and average monthly pay during the employee’s three highest paid years. “Average monthly pay” for this purpose includes regular compensation and 100% of annual variable compensation payments, but excludes other bonuses and compensation in excess of limits imposed by the Internal Revenue Code of 1986, as amended (the “Code”). The Code limits the amount of annual benefits which may be payable from the pension trust. Retirement benefits in excess of these compensation and benefit limitations are paid from ConocoPhillips’ general revenues under separate, non-funded pension restoration plans. Normal retirement age is 65, but a participant may retire as early as age 50 and receive a reduced benefit. The Listed Executive Officers subject to the heritage Conoco plan are Messrs. Dunham, Nokes and Frederickson.

Heritage Phillips Employees

Retirement benefits for former Phillips employees are provided under the ConocoPhillips Retirement Plan, Title I — Phillips Retirement Income Plan. Benefits are computed according to several formulas. Officers including executive officers, generally receive benefits under a final average earnings formula. Benefits are based on years of service and the average of a participant’s highest three consecutive calendar years’ salary and awards paid under the Variable Compensation Incentive Plan in the ten years preceding retirement. Normal retirement age is 65, but a participant may retire as early as age 55 and receive a reduced benefit. The Listed Executive Officers subject to the heritage Phillips plan are Messrs. Mulva, Berry, Carrig and Lowe.

The ConocoPhillips Retirement Plan, Title I — Phillips Retirement Income Plan does not provide benefits above a maximum amount or include in benefit computations compensation in excess of limits imposed by the Code, Variable Compensation Incentive Plan Awards that are deferred, or salary that is voluntarily reduced under the company’s deferral program. Under a separate, non-funded restoration plan, the Company makes supplemental payments, using (a) compensation that is not eligible due to Code maximums and deferrals, (b) the highest three of the last ten years Variable Compensation Incentive Plan Awards without the requirement that they be consecutive and (c) the value of the special recognition award for Mr. Mulva in 2000 and the value of the special restricted stock award granted in 2000 when the restrictions lapse in 2005.

ConocoPhillips Employees

Retirement benefits for ConocoPhillips employees hired on or after January 1, 2002 are provided under the ConocoPhillips Retirement Plan, Title II — ConocoPhillips Cash Balance Account. Benefits are based on monthly pay and interest credits to a cash balance account created on the first day of the month after a participant’s hire date. Pay credits are equal to a percentage of total salary and Variable Compensation Incentive Plan Awards. Participants whose combined years of age and service total less than 44 receive a 6% pay credit, those with 44 through 65 receive a 7% pay credit, and those with 66 or more receive a 9% pay credit. Normal retirement age is 65, but participants may receive their vested benefit upon termination of employment at any age. The Listed Executive Officer participating in the ConocoPhillips Retirement Plan, Title II — ConocoPhillips Cash Balance Account is Mr. Gates.

The ConocoPhillips Retirement Plan, Title II — ConocoPhillips Cash Balance Account does not provide benefits above a maximum amount or include in benefit computations compensation in excess of limits imposed by the Code, Variable Compensation Incentive Plan Awards that are deferred, or salary that is voluntarily reduced under the company’s deferral program. Under a separate, non-funded restoration plan, the Company makes supplemental payments, using compensation that is not eligible due to Internal Revenue Code maximums and deferrals.

PENSION PLAN TABLE

The Pension Plan Table below shows benefits payable under the ConocoPhillips Retirement Plan, Titles I — Retirement Income Plan and IV— Conoco Retirement Plan, and related non-qualified plans. Benefits are shown as the maximum estimated straight-life annual benefits payable at age 65 for the final average earnings indicated, prior to reductions required by the Company’s plans for Social Security benefits. The current years of service and applicable average considered compensation as of December 31, 2004, for the Listed Executive Officers for retirement benefit purposes are: Mr. Mulva, 33 years of service and $6.2 million of applicable average considered compensation; Mr. Dunham, 37 years and $4.7 million; Mr. Nokes, 34 years and $1.7 million; Mr. Berry, 29 years and $.98 million; Mr. Carrig, 27 years and $1.8 million; Mr. Lowe, 24 years and $1.6 million; and Mr. Frederickson, 26 years and $0.9 million. Upon the commencement of his retirement on October 1, 2004, Mr. Dunham received a lump-sum payment of $33,248,536 non-qualified and qualified retirement benefits and, therefore, will not receive straight-life annual benefits under the Company’s pension plans.

	Years of Credited Service at Normal Retirement
Considered Compensation	20	25	30	35	40
$ 500,000	$160,000	$200,000	$240,000	$280,000	$320,000
$1,000,000	320,000	400,000	480,000	560,000	640,000
$1,500,000	480,000	600,000	720,000	840,000	960,000
$2,000,000	640,000	800,000	960,000	1,120,000	1,280,000
$2,500,000	800,000	1,000,000	1,200,000	1,400,000	1,600,000
$3,000,000	960,000	1,200,000	1,440,000	1,680,000	1,920,000
$3,500,000	1,120,000	1,400,000	1,680,000	1,960,000	2,240,000
$4,000,000	1,280,000	1,600,000	1,920,000	2,240,000	2,560,000
$4,500,000	1,440,000	1,800,000	2,160,000	2,520,000	2,880,000
$5,000,000	1,600,000	2,000,000	2,400,000	2,800,000	3,200,000
$5,500,000	1,760,000	2,200,000	2,640,000	3,080,000	3,520,000
$6,000,000	1,920,000	2,400,000	2,880,000	3,360,000	3,840,000
$6,500,000	2,080,000	2,600,000	3,120,000	3,640,000	4,160,000
$7,000,000	2,240,000	2,800,000	3,360,000	3,920,000	4,480,000
$7,500,000	2,400,000	3,000,000	3,600,000	4,200,000	4,800,000

Mr. Gates participates in the ConocoPhillips Retirement Plan Title II — ConocoPhillips Cash Balance Account. As of December 31, 2004, the account balance for Mr. Gates was $96,867 under Title II and the related non-qualified plan. Mr. Gates has two years of service and is not yet vested in this benefit.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information about ConocoPhillips’ common stock that may be issued under all existing equity compensation plans as of December 31, 2004:

Plan category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(2)		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(4)	Number of Securities Remaining Available for Future Issuance
Equity compensation plans approved by security holders(1)	8,814	(3)	—	34,988,763	(5)
Equity compensation plans not approved by security holders	—		—	—

Total	8,814		—	34,988,763

(1)	Includes awards issued from the 2004 Omnibus Stock & Performance Incentive Plan of ConocoPhillips, which was approved by shareholders on May 5, 2004.

(2)	Excludes (a) options to purchase 37,131,961 shares of ConocoPhillips common stock at a weighted average price of $51.94, (b) 2,311,336 restricted stock units, and (c) 75,898 shares underlying stock units, payable in common stock on a one-for-one basis, credited to stock unit accounts under our deferred compensation arrangements. These awards, which were excluded from the above table, were issued from the 1998 Stock and Performance Incentive Plan of ConocoPhillips, the 1998 Key Employee Stock Performance Plan of ConocoPhillips, the 2002 Omnibus Securities Plan of Phillips Petroleum Company, the Omnibus Securities Plan of Phillips Petroleum Company, the Phillips Petroleum Company Stock Plan for Non-Employee Directors, the Incentive Compensation Plan of Phillips Petroleum Company, and the 1998 and 2001 Global Performance Sharing Plans of Conoco Inc. Upon consummation of the merger, all outstanding options to purchase and restricted stock units payable in common stock of Conoco and Phillips were converted into options to purchase or rights to receive shares of ConocoPhillips common stock. No additional awards may be granted under the aforementioned plans. In addition, up to 20,101 additional shares, which are not included in this table, may be issuable to Mr. Mulva pursuant to a previously issued award based on the price of our common stock on May 8, 2005. Mr. Carrig elected to defer compensation that may be awarded to him based on the price of our common stock on May 8, 2005, and Mr. Lowe elected to receive cash that may be awarded to him based on the price of our common stock on May 8, 2005. The elections by Messrs. Carrig and Lowe preclude their receipt of up to 10,050 shares each.

(3)	Includes an aggregate of 2,017 restricted stock units issued in payment of dividend equivalents which were reinvested with regard to existing awards received annually, and 1,037 restricted stock units issued in payment of dividend equivalents with regard to fees that were deferred in the form of stock units under our deferred compensation arrangements for non-employee members of the Board of Directors of ConocoPhillips, or, assumed in connection with the merger for services performed as a non-employee member of the Board of Directors for either Conoco Inc. or Phillips Petroleum Company. Also includes 4,869 restricted stock units issued in payment of dividend equivalents reinvested with respect to certain special awards made to Messrs. Mulva and Nokes. Further includes 892 restricted stock units issued with respect to an option gain deferral election made by a retired Conoco executive pursuant to a heritage Conoco plan, assumed in connection with the merger. Dividend equivalents were credited under the 2004 Omnibus Stock & Performance Incentive Plan during the time period from May 5, 2004 to December 31, 2004.

(4)	No options were issued in 2004 under the 2004 Omnibus Stock and Performance Incentive Plan.

(5)	The securities remaining available for issuance may be issued in the form of stock options, stock appreciation rights, stock awards, stock units, and performance shares. Under the 2004 Omnibus Stock and Performance Incentive Plan, no more than 20,000,000 shares of common stock may be issued for incentive stock options (none have been) and no more than 20,000,000 shares of common stock may be issued with respect to stock awards (11,237 have been issued with 19,988,763 available for future issuance).

Employment Agreements

Do any of our executive officers have employment agreements?

Our Listed Executive Officers each serve without an employment agreement. Salary and other compensation for our Listed Executive Officers is set by the Compensation Committee, as described in the Report of the Compensation Committee beginning on page 15 of this proxy statement. To the extent eligible, the Listed Executive Officers may participate in the employee benefit plans and programs of the Company, in accordance with their terms.

Mr. Mulva’s Employment

At the meeting of the Board of Directors held on July 15, 2004, the Board determined that James J. Mulva, the Company’s CEO and President, would also assume the office of Chairman of the Board upon the retirement of Archie W. Dunham on September 30, 2004. This was consistent with the terms and conditions of the employment agreement between Mr. Mulva and the Company entered into in 2001, and reflected the Board’s consideration in 2004 of whether to have these roles separated or combined. On September 15, 2004, Mr. Mulva requested that his existing employment agreement be terminated, and the Board agreed. Accordingly, Mr. Mulva’s employment agreement was terminated effective October 1, 2004. Mr. Mulva now serves as an employee, CEO, President, Chairman of the Board, and Chairman of the Executive Committee of the Board, all at the pleasure of the Board of Directors. Mr. Mulva’s continued membership on the Board of Directors is subject to periodic re-election by our shareholders. His compensation is determined by the Compensation Committee, as discussed in the Report of the Compensation Committee beginning on page 15 of this proxy statement. Mr. Mulva also participates, when eligible, in various benefit programs generally available to employees and executives of ConocoPhillips.

As an employee of the Company, Mr. Mulva is subject to the Comprehensive Security Program. This Program is intended to set forth policies and procedures to minimize the risk to employees, especially executives, arising from legitimate security concerns. One specific policy under the Program is the CEO Air Travel Policy, which generally requires that the CEO use Company aircraft for travel due to security concerns. Because of the Comprehensive Security Program, Mr. Mulva is usually required to travel on Company aircraft and in a company automobile. Certain office and home security measures are also maintained. Other security measures may be taken from time to time as conditions warrant. Exceptions to these procedures must be approved by the Company’s Manager of Global Security. Other employees, including senior executives and the Listed Executive Officers, are subject to the Comprehensive Security Program, although the security measures applicable vary from individual to individual and time to time depending upon changing risk analyses. The Board of Directors reviews the Comprehensive Security Program from time to time. It did so most recently in 2004, and implemented changes effective October 1, 2004. The Board has also given the CEO guidelines concerning personal use of Company aircraft, noting that an exception from the CEO Air Travel Policy to use commercial flights should be sought by the CEO for travel purely personal in nature to destinations and on carriers that the CEO reasonably believes pose manageable security risk, but that such exceptions are to be approved by the Company’s Manager of Global Security only if he determines that such a trip will have sufficiently low security risk. Periodic reports are made to the Board of any personal use of Company aircraft by the CEO. During 2004, Mr. Mulva’s personal use of Company aircraft was the equivalent of 18 hours of flight time. In the Summary Compensation Tables beginning on page 24 of this proxy statement, information is given as to the value of certain items under the Comprehensive Security Program furnished to the CEO and other Listed Executive Officers. However, the Company considers these items to be responsive to legitimate security concerns and not merely perquisites for these executives.

Mr. Dunham’s Agreement, as Amended for His Retirement

At the time of the merger of Conoco and Phillips, the Company had entered into an employment agreement with Mr. Dunham to serve as a senior executive of ConocoPhillips and as Chairman of the Board of Directors. The agreement anticipated that Mr. Dunham would retire on September 30, 2004, as an employee of ConocoPhillips, but would continue to serve as a director until age 70. The agreement expired on September 30, 2004, at Mr. Dunham’s retirement, but provisions of the agreement allowed for certain benefits to continue after his retirement. By agreement dated July 2, 2004, the Company and Mr. Dunham modified the benefits that Mr. Dunham would receive. This reflected Mr. Dunham’s view of best corporate governance practices of not remaining on the Board after his retirement as an employee of ConocoPhillips. Therefore, pursuant to the amendment to the agreement, Mr. Dunham retired from the Board on September 30, 2004.

In general, during the term of Mr. Dunham’s employment, his compensation and benefits were to be no less than those of Mr. Mulva, both in the aggregate and with respect to each element of compensation and benefits.

If Mr. Dunham remained employed through the expiration of the term of his employment agreement, upon any termination of his employment thereafter, he became entitled to vesting of, and termination of restrictions on, any unvested equity or performance-based awards. In addition, upon such a termination, under the agreement prior to its modification, Mr. Dunham was entitled to receive certain post-employment compensation.

Mr. Dunham’s employment agreement further provided that he would be entitled to receive additional payments sufficient to compensate him for the amount of any excise tax imposed on any payments or benefits or otherwise pursuant to section 4999 of the Internal Revenue Code and for any taxes imposed on that additional payment.

The agreement with Mr. Dunham was amended by letter of July 2, 2004. The letter acknowledged Mr. Dunham’s decision to retire from the Board and to set his last day of employment as an employee of ConocoPhillips at September 30, 2004. Mr. Dunham agreed to forego use of Company planes, Company automobiles, and Company drivers, all as previously required by the Company’s Comprehensive Security Program and to the continuation of which he would have been entitled after retirement, under the terms of the agreement prior to the amendment. The Company will continue to maintain home security arrangements in place for Mr. Dunham until September 30, 2007.

Pursuant to the amendment, Mr. Dunham also agreed to participate in the Company’s welfare benefit programs as a retiree, rather than as if deemed to be a continuing employee. Mr. Dunham also agreed to forego participation in the Company’s domestic relocation policy. Rather than continuation of life insurance until his death, as contemplated by the agreement, in accordance with the modification, Mr. Dunham agreed to receive coverage of $5.0 million for three years after his retirement. Under the amendment, the Company agreed to donate certain office furniture used by Mr. Dunham to a museum, to transfer to Mr. Dunham certain office equipment that he had in his offices as an employee, and to provide Mr. Dunham with secretarial and office services for two days per week for up to three years after retirement. A club membership was transferred to Mr. Dunham, at no cost to the Company. With regard to financial and tax planning services, Mr. Dunham agreed to receive such services for no more than three years after retirement, with the costs to be paid by the Company, limited to an annual cost no greater than 150% of the costs incurred in 2003. In the event of a tax audit by the Internal Revenue Service for tax years through 2004, the amendment provides that reasonable costs related to financial and tax planning services incurred in complying with such an audit would be paid by the Company.

With regard to the Performance Share Program described in the Report of the Compensation Committee beginning on page 15 of this Proxy Statement, the amendment set forth the agreement of Mr. Dunham and the Company with regard to ongoing performance periods (Performance Period I began on January 1, 2003, and is to end on December 31, 2005, while Performance Period II began on January 1, 2004 and is to end on December 31, 2006). Under the amendment awards were paid in stock at Mr. Dunham’s retirement and were determined by prorating the awards over the time from the beginning of each performance period until September 30, 2004, resulting in a payout of 175% of target in recognition of the then current performance of the Company in relation to the criteria established under the Performance Share Program and the substantial contribution by Mr. Dunham.

In recognition of the many years of service and civic leadership given by Mr. Dunham, the Board approved contributions from the Company to qualifying charities recommended by Mr. Dunham in the amount of $3.0 million.

Severance Arrangements

What are the terms of any severance arrangements with our executive officers?

Severance arrangements for executive officers are provided under the three severance plans of ConocoPhillips, one being the broad-based ConocoPhillips Severance Pay Plan, generally available to most U.S. employees; another being the ConocoPhillips Executive Severance Plan, available to a limited number of senior executives; and the final being the ConocoPhillips Key Employee Change in Control Severance Plan, also available to a limited number of senior executives, but only upon a change in control. Furthermore, one heritage Conoco severance arrangement is also available for a limited group of senior officers. These arrangements are described below. In addition, at the time of his employment with ConocoPhillips, one executive officer, Mr. Gates, received a letter from the Company confirming that in the event the Company terminated his employment either without cause or by mutual agreement during the five-year period beginning with his employment on May 1, 2003, he would be permitted to retain any stock options granted during the period, any restricted stock granted under the Performance Share Program (“PSP”) would be forfeited but a value for the forfeited amounts would be credited to a deferred compensation account, and he would retain a prorated target award based upon the number of months employed during any PSP performance period, with payout at the end of the performance period based on business and individual performance considerations.

ConocoPhillips Severance Pay Plan

The ConocoPhillips Severance Pay Plan (“SPP”) covers regular employees who are on the direct U.S. payroll and are not either retail store or retail marketing employees or members of a collective bargaining unit, unless the applicable collective bargaining agreement specifically provides for coverage. The SPP provides benefits only to such employees who are involuntarily laid off, have at least one year of service at the time of layoff, and meet certain other eligibility criteria. There are a number of circumstances that would prevent payment of any benefit, among them accepting another job with the company, accepting a job with the other party in a corporate transaction to which the layoff is related, or refusing a job offer with comparable pay from the other party in a corporate transaction to which the layoff is related. The SPP provides a basic benefit of four weeks’ pay in a lump sum and a supplemental benefit of three weeks’ pay per year of service (less the basic benefit, and with a maximum of 60 weeks’ pay) in a lump sum. The supplemental benefit also provides up to $2,000 in qualified educational reimbursements. The supplemental benefit is only available if the employee and, if married, the employee’s spouse executes a general release of liability. A provision of the SPP prevents its termination or certain adverse amendments for two years after a change in control.

ConocoPhillips Executive Severance Plan

The ConocoPhillips Executive Severance Plan (“CPESP”) covers executives who are in salary grades 23 and above, generally corresponding to vice presidents and senior staff officers. The CPESP provides that if the employment of a participant in the plan is terminated by the Company, other than for cause, as defined in the plan, upon executing a general release of liability and, if requested by the Company, an agreement not to compete with the Company, the participant will be entitled to:

•	A lump-sum cash payment equal to one-and-a-half or two times the sum of the employee’s base salary and current target bonus;

•	A lump-sum cash payment equal to the present value of the increase in retirement benefits that would result from the crediting of an additional one-and-a-half or two years to the employee’s number of years of age and service under the applicable retirement plan;

•	A lump-sum cash payment equal to the tax-adjusted company cost of certain welfare benefits for an additional one-and-a-half or two years;

•	A pro rata portion of the annual bonus for which the employee is eligible in the year of termination; and

•	Treatment as a layoff under the various compensation and equity programs of the company.

The CPESP may be amended or terminated by the Company at any time. Amounts payable under the plan will be offset by any payments or benefits that are payable to the severed employee under any other plan, policy, or program of ConocoPhillips relating to severance, and amounts may also be reduced if the employee has willful and bad faith conduct demonstrably injurious to the company, monetarily or otherwise.

ConocoPhillips Key Employee Change in Control Severance Plan

The ConocoPhillips Key Employee Change in Control Severance Plan (“CICSP”) covers executives who are in salary grades 23 and above, generally corresponding to vice presidents and senior staff officers. The CICSP provides that if the employment of a participant in the plan is terminated within two years of a “change in control” of ConocoPhillips, by the Company, other than for cause, or by the participant for good reason, as such terms are defined in the plan, upon executing a general release of liability, the participant will be entitled to:

•	A lump-sum cash payment equal to two or three times the sum of the employee’s base salary and the higher of current target bonus or previous two years’ average bonus;

•	A lump-sum cash payment equal to the present value of the increase in retirement benefits that would result from the crediting of an additional two or three years to the employee’s number of years of age and service under the applicable retirement plan;

•	A lump-sum cash payment equal to the tax-adjusted company cost of certain welfare benefits for an additional two or three years;

•	A pro rata portion of the annual bonus for which the employee is eligible in the year of termination;

•	Vesting in all equity awards and lapsing of any restrictions, with continued ability to exercise stock options for their remaining terms; and

•	If necessary, a gross-up payment sufficient to compensate the participant for the amount of any excise tax imposed on payments made under the plan or otherwise pursuant to section 4999 of the Internal Revenue Code and for any taxes imposed on this additional payment, although if the applicable payments are not more than 110% of the “safe harbor” amount under section 280G of the Internal Revenue Code, the payments are “cut back” to the safe harbor amount rather than a gross-up payment being made.

After a change in control, the CICSP may not be amended or terminated if such amendment would be adverse to the interests of any eligible employee, without the employee’s written consent. Amounts payable under the plan will be offset by any payments or benefits that are payable to the severed employee under any other plan, policy, or program of ConocoPhillips relating to severance, and amounts may also be reduced if the employee has willful and bad faith conduct demonstrably injurious to the company, monetarily or otherwise.

Severance Arrangements for Former Conoco Employees

The Key Employee Severance Plan covers executives who were formerly key employees of Conoco. The plan provides that if the employment of a participant in the plan is terminated (1) within two years of a “change in control” of Conoco, or its successor, ConocoPhillips, or (2) after a “potential change in control” of Conoco or its successor, ConocoPhillips, but prior to a change in control, whether or not a change in control ever occurs, in either case by Conoco or its successor, ConocoPhillips, other than for cause, or by the participant for good reason, as such terms are defined in the plan, upon executing a general release of liability, the participant will be entitled to:

•	A lump-sum cash payment equal to one-and-one-half, two, or three times the sum of the employee’s base salary, previous year’s bonus, and economic equivalent of the most recent annual guideline stock option award;

•	A lump-sum cash payment equal to the present value of the increase in retirement benefits that would result from the crediting of an additional one-and-one-half, two, or three years to the employee’s number of years of age and service under the applicable retirement plan;

•	36 months of welfare benefits continuation;

•	A pro rata portion of the annual bonus for which the employee is eligible in the year of termination; and

•	If necessary, a gross-up payment sufficient to compensate the participant for the amount of any excise tax imposed on payments made under the plan or otherwise pursuant to section 4999 of the Internal Revenue Code and for any taxes imposed on this additional payment.

Prior to October 19, 2005, the Key Employee Severance Plan may not be amended or terminated if such amendment would be adverse to the interests of any eligible employee, without the employee’s written consent. Amounts payable under the plan will be in lieu of any payments or benefits that may be payable to the severed employee under any other plan, policy or program of Conoco or its successor, ConocoPhillips, relating to severance. By amendment effective April 29, 2003, no further individuals may become members of the group of eligible employees under the plan.

Severance Arrangements for Former Phillips Employees

Executive Severance Plan.    The Executive Severance Plan pays severance benefits to participants, including Phillips’ former executive officers, if their employment terminates within two years after a “change of control” of Phillips or its successor, ConocoPhillips, either (1) by Phillips or its successor, ConocoPhillips, other than for death, disability, transfer to another employer, retirement, cause, as a result of certain sales of subsidiaries or divisions, or (2) by the participant, within 90 days of an event constituting good reason.

“Group one” participants in the plan, which include Phillips’ former Executive Vice Presidents and Senior Vice Presidents, receive severance benefits based on three years’ pay, and “group two” participants, including Phillips’ former Vice Presidents, receive benefits based on two years’ pay. The severance benefits under the plan consist of:

•	A lump-sum cash payment of two or three times the sum of the participant’s base salary and the greater of (a) the last incentive bonus paid to the participant before the termination date or (b) the highest incentive bonus target award for the calendar year of the termination date;

•	18 months of health plan benefits continuation at employee rates;

•	Credit for additional years of service under Phillips’ or ConocoPhillips’ retirement plans based upon the number of years represented by the lump-sum cash payment, and the portion of such lump-sum payment representing severance benefits from termination through the end of the calendar year of termination will be treated as pensionable earnings; and

•	If the participant’s payments or benefits exceed 110% of the maximum amount the participant can receive without being subjected to the excise taxes, a gross-up payment sufficient to compensate the participant for the amount of any excise tax imposed on payments made under the plan or otherwise pursuant to section 4999 of the Internal Revenue Code and for any taxes imposed on this additional payment. Otherwise, amounts payable under the plan will be reduced to the maximum amount permissible to avoid imposition of the tax.

In addition, if a participant institutes legal action to obtain or enforce any right or benefit under the severance plan, Phillips or its successor, ConocoPhillips, will reimburse the participant’s reasonable costs and expenses relating to the legal action, including legal fees and expenses, unless a court determines that the participant’s position was frivolous. Finally, participants who relocate to secure new employment are entitled to the home sale assistance benefits provided under the Phillips Work Force Stabilization Plan (as described below).

In order to be eligible for benefits under the Executive Severance Plan, an eligible employee must have terminated employment on or before March 12, 2004. The Executive Severance Plan automatically terminates when all benefits payable under it have been paid.

Work Force Stabilization Plan.    The Work Force Stabilization Plan provides that all eligible heritage Phillips employees, including executive officers, who are laid off within two years after a change of control of Phillips or its successor, ConocoPhillips, and who execute a general release of liability are entitled to severance benefits equal to four weeks’ pay for each year of service, subject to a maximum of 104 weeks. “Pay” is determined by adding the employee’s current base salary, regularly scheduled overtime pay and most recent incentive bonus award (or target incentive bonus award for the calendar year of termination, if greater). Work Force Stabilization Plan benefits payable to employees who also participate in the Executive Severance Plan are reduced by the amount of benefits those employees receive under the Executive Severance Plan.

Company sponsored health plan benefits are continued at employee rates for eligible employees for a minimum of six months to a maximum of eighteen months depending on years of service. The period of time which severance benefits cover would be added to service for purposes of calculating the heritage Phillips final average earnings formula in the ConocoPhillips Retirement Plan, and all affected employees would immediately be vested in the retirement plan. In addition, eligible affected employees can require ConocoPhillips to purchase their principal residences under a formula-pricing arrangement intended to protect them from loss of value, and could receive reimbursement of legal expenses incurred in connection with certain claims for benefits under the plan.

In order to be eligible for benefits under the Work Force Stabilization Plan, an eligible employee must have terminated employment on or before March 12, 2004. The Work Force Stabilization Plan automatically terminates when all benefits payable under it have been paid.

Stock Ownership

Holdings of Major Stockholders

The following table sets forth certain information regarding the beneficial ownership, as of February 14, 2005, of shares of ConocoPhillips common stock by each person or entity known to ConocoPhillips to be a beneficial owner of 5% or more of ConocoPhillips common stock.

MAJOR SHAREHOLDERS TABLE

	Common Stock
Name and Address	Number of Shares	Percent of Class
AXA Financial, Inc.(1) 1290 Avenue of the Americas New York, New York 10104	37,933,138	5.5%

Vanguard Fiduciary Trust Company(2) 500 Admiral Nelson Blvd. Malvern, Pennsylvania 19355	58,071,960	8.4%

(1)	Based on a Schedule 13G filed with the SEC on February 14, 2005, by AXA Financial, Inc., on behalf of itself, AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, AXA Courtage Assurance Mutuelle, and AXA. Includes 13,589 shares beneficially owned by Advest, Inc., 35,658,191 shares beneficially owned by Alliance Capital Management L.P., 43,980 shares beneficially owned by The Equitable Life Insurance Company, and 1,595 shares beneficially owned by Frontier Trust Company, FSB (Advest Trust), all of which are subsidiaries of AXA Financial, Inc. and operate under independent management. Also includes 3,150 shares beneficially owned by AXA Investment Managers Paris (France), 96,500 shares beneficially owned by AXA Konzern AG (Germany), and 2,116,133 shares beneficially owned by AXA Rosenberg Investment Management LLC, each of which are subsidiaries of AXA.

(2)	Based on a Schedule 13G filed with the SEC on February 14, 2005, by Vanguard Fiduciary Trust Company, in its capacity as trustee for the ConocoPhillips Savings Plan, the Retirement Savings Plan of Phillips Petroleum Company, the Tosco Corporation Capital Accumulation Plan, and the ConocoPhillips Store Savings Plan (collectively, the “Plans”) and the ConocoPhillips Compensation and Benefits Trust (the “CBT”) with shared voting power. Vanguard and the Plans have disclaimed beneficial ownership of the shares held by Vanguard as trustee of the Plans and the CBT. Vanguard votes shares held by the Plans, which represent the allocated interests of participants, in the manner directed by individual participants. Participants in the Plans are appointed by ConocoPhillips as fiduciaries entitled to direct the trustee as to how to vote allocated shares which are not directed in these Plans and unallocated shares held by the ConocoPhillips Savings Plan. Such shares are allocated pro rata among participants accepting their fiduciary appointment and are voted by the trustee as directed by the participant fiduciaries. The trustee will vote other shares held by the Plans at its discretion only if required to do so by ERISA. Vanguard votes shares held by the CBT only in accordance with the pro rata directions of eligible domestic employees and the trustees of certain international stock plans of ConocoPhillips.

Holdings of Officers and Directors

The following table sets forth the number of shares of common stock beneficially owned on February 17, 2005, by each ConocoPhillips director, by each Listed Executive Officer and by all directors and executive officers as a group except for Mr. Dunham, which is as of his retirement date on September 30, 2004:

	Common Stock
Name	Number of Shares(1)	Percent of Class
Richard H. Auchinleck	13,913	*
Norman R. Augustine	31,779	*
William B. Berry	197,837	*
John A. Carrig	336,335	*
James E. Copeland, Jr.	12,709	*
Kenneth M. Duberstein	17,195	*
Archie W. Dunham	5,535,226	*
Philip L. Frederickson(2)	257,840	*
Stephen F. Gates	39,795	*
Ruth R. Harkin(3)	16,291	*
Larry D. Horner	26,126	*
Charles C. Krulak	11,290	*
John E. Lowe	197,331	*
Frank A. McPherson	12,362	*
James J. Mulva	3,612,272	*
Jim W. Nokes	703,359	*
William K. Reilly	22,097	*
William R. Rhodes	35,911	*
J. Stapleton Roy	5,524	*
Victoria J. Tschinkel(4)	26,252	*
Kathryn C. Turner	19,275	*
Directors and Executive Officers as a Group (25 persons)	11,527,543	1.6%

*	Less than 1%.

(1)	Includes restricted or deferred stock units, the following number of which may be voted or sold only upon passage of time: Mr. Auchinleck — 11,130; Mr. Augustine — 20,429; Mr. Berry — 15,194; Mr. Carrig — 82,428; Mr. Copeland — 2,472; Mr. Duberstein — 5,422; Mr. Dunham — 258,417; Ms. Harkin — 5,331; Mr. Horner — 20,825; Mr. Krulak — 8,081; Mr. Lowe — 65,173; Mr. McPherson — 5,941; Mr. Mulva — 655,115; Mr. Frederickson — 221,359; Mr. Nokes — 17,347; Mr. Reilly — 9,629; Mr. Rhodes — 5,331; Mr. Roy — 4,386; Ms. Tschinkel — 17,662; and Ms. Turner — 15,175. Also includes beneficial ownership of the following number of shares of common stock which may be acquired within 60 days of February 17, 2005 through stock options awarded under compensation plans: Mr. Berry — 126,581; Mr. Carrig — 163,136; Mr. Duberstein — 2,007; Mr. Dunham — 5,071,403; Mr. Frederickson — 221,359; Mr. Gates — 34,733; Ms. Harkin — 5,890; Mr. Krulak — 2,007; Mr. Lowe — 97,986; Mr. McPherson — 0; Mr. Mulva — 2,651,431; Mr. Nokes — 632,611; Mr. Reilly — 5,890; and Mr. Rhodes — 5,890.

(2)	Includes 279 shares of common stock owned by Mr. Frederickson’s children.

(3)	Includes 23 shares of common stock owned by Ms. Harkin’s daughter.

(4)	Includes 171 shares of common stock owned by the Erica Tschinkel Trust and 7,054 shares of common stock owned jointly with Ms. Tschinkel’s spouse.

Section 16(a) Beneficial Ownership

Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires ConocoPhillips’ directors and executive officers, and persons who own more than 10% of a registered class of ConocoPhillips’ equity securities, to file reports of ownership and changes in ownership of ConocoPhillips common stock with the SEC and the NYSE, and to furnish ConocoPhillips with copies of the forms they file. To ConocoPhillips’ knowledge, based solely on a review of the copies of such reports furnished to it and written representations of our officers and directors, during the year ended December 31, 2004, all Section 16(a) reports applicable to its officers and directors were filed on a timely basis, except for one Form 4 filed on behalf of each of Ms. Harkin and Messrs. Berry, Carrig, Duberstein, Gates, Krulak, Lowe, McPherson, Mulva, Rhodes, and Reilly, which were filed late due to an administrative error.

Certain Relationships and Related Transactions

Mr. McPherson’s adult son, Kenneth C. McPherson, has been a non-executive employee of the Company for 24 years. He received aggregate compensation of $268,344 for 2004.

Proposal to Ratify the Appointment of Ernst & Young LLP

(Item 2 on the Proxy Card)

What am I voting on?

You are voting on a proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2005. The Audit and Finance Committee has appointed Ernst & Young to serve as our independent registered public accounting firm.

What services does the independent registered public accounting firm provide?

Audit services of Ernst & Young for fiscal year 2004 included an audit of our consolidated financial statements, an audit of management’s assessment of the effectiveness of the Company’s internal control over financial reporting and services related to periodic filings made with the SEC. Additionally, Ernst & Young provided certain services related to the consolidated quarterly reports and annual and other periodic reports and other services as described in the next question.

How much was the independent registered public accounting firm paid for 2004 and 2003?

Ernst & Young’s fees for professional services totaled $16.9 million for 2004 and $15.4 million for 2003. Ernst & Young’s fees for professional services included the following:

•	Audit Services — Fees for audit services, which relate to the fiscal year consolidated audit, quarterly reviews, registration statements, comfort letters, statutory and regulatory audits, accounting consultations, and Sarbanes-Oxley Section 404 attest services, were $13.8 million in 2004 and $10.0 million in 2003.

•	Audit-Related Services — Fees for audit-related services, which consisted of audits in connection with proposed or consummated dispositions, benefit plan audits, other subsidiary audits, special reports, and accounting consultations were $1.6 million in 2004 and $3.6 million in 2003.

•	Tax Services — Fees for tax services, consisting of tax compliance services and tax planning and advisory services, were $1.5 million in 2004 and $1.6 million in 2003. Fees for tax compliance, excluding expatriate tax return preparation, were $0.7 million and $0.3 million in 2004 and 2003, respectively. Fees for tax planning and advisory services were $0.6 million in 2004 and $0.5 million in 2003. Fees for expatriate tax return preparation which began to be phased out beginning in 2003, were $0.2 million in 2004 and $0.8 million in 2003.

•	Other Services — Fees for other services, which primarily related to financial planning assistance for employees, certain risk management advisory services, and forensic audit services, were $0.2 million in 2003. Employee financial planning services were phased out in 2003 so in 2004 fees for other services were negligible.

The Audit and Finance Committee has considered whether the non-audit services provided to ConocoPhillips by Ernst & Young impaired the independence of Ernst & Young and concluded that they did not.

The Audit and Finance Committee has adopted a pre-approval policy that provides guidelines for the audit, audit-related, tax and other non-audit services that may be provided by Ernst & Young to the Company. The policy (a) identifies the guiding principles that must be considered by the Audit and Finance Committee in approving services to ensure that Ernst & Young’s independence is not impaired; (b) describes the audit, audit-related, tax and other services that may be provided and the non-audit services that are prohibited; and (c) sets forth pre-approval requirements for all permitted services. Under the policy, all services to be provided by Ernst & Young must be pre-approved by the Audit and Finance Committee. The Audit and Finance Committee has delegated to the Chair and one other member of the Committee the authority to approve permitted services. Such approval must be reported to the entire Committee at the next scheduled meeting.

Will a representative of Ernst & Young be present at the meeting?

Yes, one or more representatives of Ernst & Young will be present at the meeting. The representatives will have an opportunity to make a statement if they desire and will be available to respond to appropriate questions from the shareholders.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal. If the appointment of Ernst & Young is not ratified, the Audit and Finance Committee will reconsider the appointment.

What does the Board recommend?

THE BOARD’S AUDIT AND FINANCE COMMITTEE RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF ERNST & YOUNG AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR 2005.

Shareholder Proposal: Compensation Limitations.

(Item 3 on the Proxy Card)

What am I voting on?

You are voting on a proposal submitted by the ConocoPhillips Nationwide Council of the Paper, Allied-Industrial, Chemical & Energy Workers International Union, Post Office Box 65, Arroyo Grande, California 93421-0065. The text of the resolution and the supporting statement of the Nationwide Council are printed below verbatim from its submission.

What is the Nationwide Council’s proposal?

The Nationwide Council has submitted the following proposal:

We the shareholders of ConocoPhillips request that the Company’s Board of Directors and its Executive Compensation Committee replace the current system of compensation for senior executives with the following program.

1)	Link compensation more closely to the Company’s financial performance.

2)	Link compensation to the Company’s social corporate performance. (e.g., incentives given for meeting or surpassing certain standards, such as those involving the impact of production on the environment)

3)	Base compensation packages for senior executives on comparisons with those provided to the lowest paid company employees in the U.S. and internationally.

4)	Create a ceiling on compensation provided to senior executives so as to prevent the possibility of excessive compensation.

5)	Adjust Compensation of senior executives in the event of the layoff of any regular full time employees.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal.

What does the Board recommend?

THE BOARD RECOMMENDS THAT YOU VOTE “AGAINST” THIS PROPOSAL FOR THE FOLLOWING REASONS:

The Compensation Committee and the Board believe the compensation criteria suggested by this proposal would, in aggregate, be detrimental to the interests of the shareholders. The Company compensation programs should continue to reflect overall business performance and the competitive dynamics of the marketplace. The Board believes that ceilings, freezes, or fixed formulas to determine compensation would severely restrict the Company’s ability to maintain the overall competitiveness of its compensation structure to the detriment of the corporation, its shareholders and, over the long term, its employees.

With regard to executive compensation specifically, responsibility for determining the program structure and compensation for senior executives (including salary, bonus, and incentive awards) rests with the Compensation Committee. The Compensation Committee is made up of independent non-employee directors who do not participate in any of the compensation plans they administer. The basic tenet of the executive compensation program is to attract, develop, motivate, and retain executives with the skills and expertise to manage the operations of a corporation as large and complex as ConocoPhillips and guide the corporation to achieving its goals and maintaining its leadership position in the energy industry. The compensation structure is based primarily on competitive positioning with significant consideration given to business performance, including total shareholder return and return on capital employed. Other non-financial factors are also taken into account, including demonstrated leadership and the Company’s core values of ethics, safety, and environmental stewardship. These factors are considered in the context of the development and implementation of the Company’s operating and strategic plans, along with existing and projected financial return and non-financial measures.

As stated in the Report on Executive Compensation issued by the Compensation Committee and set forth starting on page 15 of this proxy statement, the Committee does not assign specific weights to any of these factors. The Compensation Committee does not think that quantitative measures or arbitrary formulas alone are sufficient for determining executive compensation. Efforts to change the Company’s executive compensation program to a formula driven system or to impose unilateral ceilings would make it very difficult for the Company to recruit and retain senior executives in the highly competitive marketplace for talent.

The Compensation Committee and the Board believe the compensation constraints related to financial performance and corporate social performance suggested by this proposal are adequately incorporated into the design of the current program of incentive compensation at ConocoPhillips. Long-term incentive programs of the Company are stock-based by design, to encourage executives to maximize stockholder value by aligning executive interests with those of stockholders. It should be noted that operational performance measures and time-based vesting are already components of the long-term incentive compensation programs for senior executives at the Company. Furthermore, senior executives must hold restricted stock granted under the Performance Share Program until retirement (or other special circumstances, such as death, disability, layoff, or change in control), and senior executives are subject to the share ownership guidelines established by the Compensation Committee.

The Compensation Committee and the Board believe that the executive compensation program is designed appropriately with its focus on competitive salaries and incentives and the Company’s core values. Executive compensation should not be fixed by arbitrary or pre-determined formulas, ceilings, and other constraints. This proposal could jeopardize the Company’s ability to maintain a competitive compensation system, which attracts, retains, and motivates key executives and would not, therefore, be in the best interests of the shareholders. Therefore, the Board of Directors unanimously recommends a vote “AGAINST” this proposal.

Shareholder Proposal: Director Election Vote Standard.

(Item 4 on the Proxy Card)

What am I voting on?

You are voting on a proposal submitted on behalf of the United Brotherhood of Carpenters Pension Fund, 101 Constitution Ave., N.W., Washington, D.C. 20001. The text of the resolution and the supporting statement of the United Brotherhood of Carpenters Pension Fund are printed below verbatim from its submission.

What is the Proposal?

That the shareholders of ConocoPhillips (“Company”) hereby request that the Board of Directors initiate the appropriate process to amend the Company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders.

Supporting Statement:

Our Company is incorporated in Delaware. Among other issues, Delaware corporate law addresses the issue of the level of voting support necessary for a specific action, such as the election of corporate directors. Delaware law provides that a company’s certificate of incorporation or bylaws may specify the number of votes that shall be necessary for the transaction of any business, including the election of directors. (DGCL, Title 8, Chapter 1, Subchapter VII, Section 216). Further, the law provides that if the level of voting support necessary for a specific action is not specified in the certificate of incorporation or bylaws of the corporation, directors “shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of the directors”.

Our Company presently uses the plurality vote standard for the election of directors. We feel that it is appropriate and timely for the Board to initiate a change in the Company’s director election vote standard. Specifically, this shareholder proposal urges that the Board initiate a change to the director election vote standard to provide that in director elections a majority vote standard will be used in lieu of the Company’s current plurality vote standard. Specifically, the new standard should provide that nominees for the board of directors must receive a majority of the vote cast in order to be elected or re-elected to the Board.

Under the Company’s current plurality vote standard, a director nominee in a director election can be elected or re-elected with as little as a single affirmative vote, even while a substantial majority of the votes cast are “withheld” from that director nominee. So even if 99.9% of the shares “withhold” authority to vote for a candidate or all the candidates, a 0.01% “for” vote results in the candidate’s election or re-election to the board. The proposed majority vote standard would require that a director receive a majority of the vote cast in order to be elected to the Board.

It is our contention that the proposed majority vote standard for corporate board elections is a fair standard that will strengthen the Company’s governance and the Board. Our proposal is not intended to limit the judgment of the Board in crafting the requested governance change. For instance, the Board should address the status of incumbent directors who fail to receive a majority vote when standing for re-election under a majority vote standard or whether a plurality director election standard is appropriate in contested elections.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal.

What does the Board recommend?

THE BOARD RECOMMENDS THAT YOU VOTE “AGAINST” THIS PROPOSAL FOR THE FOLLOWING REASONS:

The Committee on Director Affairs and the Board believe the change suggested by this proposal would not be in the best interest of the shareholders.

Our Company is incorporated under the laws of the state of Delaware and is governed by the Delaware General Corporation Law. The Delaware General Corporation Law provides that directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors, unless otherwise specified in a company’s certificate of incorporation or bylaws. The plurality standard established by the Delaware General Corporation Law is the widespread and long-standing practice of other large publicly-held companies and governs the election of the Company’s directors because the Company has not otherwise specified a different voting requirement in its certificate of incorporation or bylaws. The Board believes that the plurality standard is fair and impartial and serves the best interests of the Company’s stockholders.

ConocoPhillips’ Board historically has been comprised of highly qualified directors from diverse backgrounds, substantially all of whom have been “independent” within the meaning of various criteria applied by federal regulatory agencies and investor rating companies, as well as standards recently adopted by the New York Stock Exchange. Each of these directors was elected by a plurality vote and every director has received more than 89% of the vote of shares present in person or by proxy at the meeting and entitled to vote since the merger of Conoco and Phillips in October 2002. Consequently, changing from the Company’s plurality voting requirement to the proposed voting requirement would have had no effect on the outcome of our election process during the past three years. Since the Company’s stockholders have a history of electing highly qualified, independent directors by more than a majority under the current plurality system, a change in the voting requirement is not necessary to improve our corporate governance processes. Of course, our Board continues to monitor our voting returns and takes the results into account during the nominating process.

Furthermore, ConocoPhillips’ Board of Directors believes that the equal application of the Company’s current plurality voting requirement for the election of directors to all candidates nominated for election to the Board of Directors is fair and impartial. The nominees who receive the most votes cast for the number of directors to be elected will be elected to the Board of Directors, whether the candidate is nominated by the Board of Directors or a stockholder. Under the Company’s current standard, a stockholder nominee receiving more votes than one or more other nominees, including persons nominated by the Board of Directors, would be elected to the Board. If the proposal were adopted, that same stockholder nominee receiving more votes than other nominees but less than a majority of the votes cast would fail to win election to the Board.

Finally, the proposal does not address what would happen if one or more candidates who are incumbent directors fail to receive a majority of the votes cast. The Delaware General Corporation Law provides that directors shall hold office from the date of their election until their successors have been elected and qualified. An incumbent director who did not receive a majority of the votes cast would nonetheless remain in office until such person’s successor was elected and qualified, absent resignation or removal from the Board. In the case of resignation or removal, the Company has the right pursuant to the Company’s bylaws to fill the vacancy, or the position might remain vacant, either of which may not reflect the views of stockholders who have otherwise voted for a director of their choice at the annual meeting and who may have received more votes than the incumbent, but less than a majority. Adoption of the proposed majority vote standard could, in certain circumstances, result in the appointment of a director rather than an election of a director through the democratic process of a plurality vote by shareholders. As evidenced by these examples, there are a number of technical and practical issues associated with implementing a majority vote standard and there is the potential for unintended and unforeseen consequences. The American Bar Association recently announced it has formed a task force to study the issue. The Board believes it is premature to consider a majority vote standard before the legal and investor community have fully analyzed all issues involved. For these reasons, the Board of Directors of ConocoPhillips believes that this stockholder proposal would not improve ConocoPhillips’ corporate governance and is not in the best interest of ConocoPhillips stockholders. Therefore, the Board of Directors unanimously recommends a vote “AGAINST” this proposal.

Solicitation by Board; Expenses of Solicitation

Our Board of Directors has sent you this proxy statement. Our directors, officers and employees may solicit proxies by mail, by telephone or in person. Those persons will receive no additional compensation for any solicitation activities. We will request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward solicitation materials to the beneficial owners of common stock held of record by those entities, and we will, upon the request of those record holders, reimburse reasonable forwarding expenses. We will pay the costs of preparing, printing, assembling and mailing the proxy materials used in the solicitation of proxies. In addition, we have hired D.F. King & Co., Inc. to assist us in soliciting proxies, which it may solicit by telephone or in person. We anticipate paying D.F. King and Co., Inc. a fee of $13,500, plus expenses.

Submission of Future Shareholder Proposals

Under SEC rules, a shareholder who intends to present a proposal, including the nomination of directors, at the 2006 Annual Meeting of Shareholders and who wishes the proposal to be included in the proxy statement for that meeting must submit the proposal in writing to our Corporate Secretary. The proposal must be received no later than November 29, 2005.

Shareholders who wish to propose a matter for action at the 2006 Annual Meeting, including the nomination of directors, but who do not wish to have the proposal or nomination included in the proxy statement, must notify ConocoPhillips in writing of the information required by the provisions of ConocoPhillips’ bylaws dealing with shareholder proposals. The notice must be delivered to ConocoPhillips’ Corporate Secretary between January 5, 2006, and February 4, 2006. You can obtain a copy of ConocoPhillips’ bylaws by writing the Corporate Secretary at the address below, or via the Internet at www.conocophillips.com under our “Corporate Governance” caption.

All written proposals should be directed to E. Julia Lambeth, Corporate Secretary, ConocoPhillips, 600 North Dairy Ashford, Houston, Texas 77079.

The Committee on Directors’ Affairs is responsible for selecting and recommending director candidates to our Board of Directors, and will consider nominees recommended by shareholders. If you wish to have the Committee on Directors’ Affairs consider a nominee for director, you must send a written notice to ConocoPhillips’ Corporate Secretary at the address provided above and include the information required by our bylaws and discussed in this proxy statement.

Availability of Form 10-K and Annual Report to Shareholders

SEC rules require us to provide an Annual Report to shareholders who receive this proxy statement. Additional copies of the Annual Report, along with copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2004, including the financial statements and the financial statement schedule, are available without charge to shareholders upon written request to ConocoPhillips Shareholder Relations Department, P.O. Box 2197, Houston, Texas 77079-2197 or via the Internet at www.conocophillips.com. We will furnish the exhibits to our Annual Report on Form 10-K upon payment of our copying and mailing expenses.

Householding

The SEC permits a single set of annual reports and proxy statements to be sent to any household at which two or more shareholders reside if they appear to be members of the same family. Each shareholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information shareholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding.

As a result, if you hold your shares through a broker and you reside at an address at which two or more shareholders reside, you will likely be receiving only one annual report and proxy statement unless any shareholder at that address has given the broker contrary instructions. However, if any such beneficial shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, or if any such beneficial shareholder that elected to continue to receive separate annual reports or proxy statements wishes to receive a single annual report or proxy statement in the future, that shareholder may contact their broker or send a written request to ConocoPhillips Shareholder Relations Department, P.O. Box 2197, Houston, Texas 77079-2197 or may telephone us at (281) 293-6800.

If you are a holder of record of our shares, you received a communication from our transfer agent, Mellon Investor Services LLC, regarding householding of the materials we send to you. Householding of your materials will take effect unless you inform them that you would prefer to receive multiple copies. You may communicate with Mellon Investor Services LLC by telephone (800-356-0056) or by facsimile (201-329-8967).

Other Matters

The Board of Directors does not intend to present any other items of business other than those stated in the Notice of Annual Meeting of Shareholders. If other matters are properly brought before the meeting, the persons named as your proxies will vote the shares represented by it in accordance with their best judgment. Discretionary authority to vote on other matters is included in the proxy.

APPENDIX A

Director Independence Standards

Director Independence

As required by the listing standards of the New York Stock Exchange, a majority of the members of the Board must be independent. A director is independent if the Board determines that he or she has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company), and such director is not otherwise automatically deemed to be not independent by applicable NYSE listing standards. The Board has determined that any director meeting the following categorical standards shall automatically be deemed not to have any material relationship with the Company, and shall be independent:

•	A director who has not received, and whose immediate family members have not received, for the past three years, more than $100,000 per year in direct compensation from the Company. Director and committee fees, pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), and compensation received by an immediate family member for service as a non-executive employee of the Company are not considered in making this determination;

•	A director who is not, and for the past three years has not been, an employee of the Company and who does not have an immediate family member who is, or for the past three years has been, an executive officer of the Company;

•	A director who is not, and has not for the past three years been, affiliated with or employed by a present or former internal or external auditor of the Company, and who has no immediate family members who are, or have during the last three years been affiliated with or employed in a professional capacity by, a present or former internal or external auditor of the Company;

•	A director who is not, and for the past three years has not been, employed as an executive officer of another company where any of the Company’s present executives serve on that company’s compensation committee and who has no immediate family members who have been employed as an executive officer for such company during the past three years;

•	A director who has no personal service contract with the Company, any subsidiary or affiliate of the Company or any member of senior management; and

•	A director who is not, and in the previous three years has not been, an employee or executive officer of a company that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues;

An immediate family member shall include the director’s spouse, parents, children, siblings, in-laws and anyone who resides in the director’s home.

The Committee on Directors’ Affairs is responsible for assessing compliance with these standards on an annual basis. Any director who does not meet these standards will be referred to the Board, and the Board will review the relationship or transaction that prevents such director from meeting these standards and make a determination of whether such relationship or transaction is a material relationship with the Company.

A-1

APPENDIX B

Audit and Finance Committee Charter

Purpose

The Audit and Finance Committee (the “Committee”) is appointed by the Board of Directors (“Board”) of ConocoPhillips (the “Company”) to assist the Board in fulfilling its oversight responsibilities by performing the following:

•	Discuss with management, the independent auditors, and the internal auditor the integrity of the Company’s accounting policies, internal controls, corporate governance, financial statements, financial reporting practices, and select financial matters, covering the Company’s capital structure, complex financial transactions, financial risk management, retirement plans and tax planning

•	Monitor significant corporate risk exposures, and steps management has taken to monitor, control and report such exposures.

•	Monitor the qualifications, independence and performance of the Company’s independent auditors and internal auditors;

•	Monitor the Company’s overall direction and compliance with legal and regulatory requirements and corporate governance including its Code of Business Ethics and Conduct.

•	Maintain open and direct lines of communication with the Board and Company’s management, internal auditors and independent auditors.

Authority

The Committee will have the authority to retain special legal, accounting or other experts for advice, consultation or special investigation. The Committee may request any officer or employee of the Company, the Company’s outside legal counsel, or the independent auditor to attend a meeting of the Committee or to meet with any member of, or consultants to, the Committee. The Committee may also, to the extent it deems necessary or appropriate, meet with the Company’s investment bankers or financial analysts who follow the Company. The Committee will have full access to the books, records and facilities of the Company.

Responsibilities

In carrying out its oversight responsibilities, the Committee shall, to the extent it deems necessary or appropriate:

Financial Statement and Disclosure Matters

1.	Review and discuss the annual audited financial statements, including disclosures made in Management’s Discussion and Analysis, with management and the independent auditors, and make its recommendation to the Board as to the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K.

2.	Review and discuss with management and the independent auditors the Company’s quarterly financial results prior to the filing of the Form 10-Q, including disclosures made in Management’s Discussion and Analysis and the results of the independent auditors’ review of the quarterly financial statements.

3.

Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls, any special steps adopted in light of material control deficiencies and the adequacy of disclosures about changes in internal control over financial reporting, the development, selection and disclosure of critical accounting estimates, and analyses of the effect of alternative assumptions, estimates or Generally Accepted Accounting Principles (GAAP) methods on the Company’s financial statements.

4.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures related to the Company’s financial statements.

5.	Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

6.	Discuss with the independent auditors the matters required to be discussed by American Institute of Certified Public Accountants (AICPA) Statement on Auditing Standards No. 61 (Communication with Audit Committees). In particular, discuss:

•	The adoption of, or changes to, the Company’s significant auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

•	The management letter provided by the independent auditor and the Company’s response to that letter.

•	Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

7.	Review and discuss with management (including the senior internal audit executive) and the independent auditors the Company’s internal controls report and the independent auditor’s attestation of the report prior to the filing of the Company’s Form 10-K.

8.	Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

Independent Auditor Matters

9.	Approve the appointment of the independent auditor, which firm is ultimately accountable to the Audit and Finance Committee of the Board, as the shareholders’ representatives. Determine and approve audit engagement fees and other compensation to be paid to independent auditors.

10.	Review the experience and qualifications of the senior members of the independent auditor’s team.

11.	Obtain and review a report from the independent auditor at least annually regarding (a) the auditor’s internal quality-control procedures, (b) any material issues raised by the most recent quality-control review, or peer review, of the auditor, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of non-audit services is compatible with maintaining the auditor’s independence, taking into account the opinions of management and the internal auditor.

12.	Ensure that neither the lead audit partner nor the reviewing audit partner perform audit services for the Company for more than five (5) consecutive fiscal years.

13.	Ensure that the independent auditors submit to the Committee, on a periodic basis, a formal written statement delineating all relationships between the independent auditors and the Company, and actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

14.	Set policies for the Company’s hiring of employees or former employees of the independent auditor who were engaged on the Company’s account during the preceding five-year period and ensure that no person employed by the independent auditor during the preceding one-year period is hired as a chief executive officer, controller, chief financial officer, chief accounting officer, or any equivalent position for the Company.

15.	Discuss with the engagement partner of the independent auditor issues on which he or she was consulted by the Company’s audit team and matters of audit quality and consistency.

16.	Determine whether to retain or terminate the independent auditor and inform the Board of its decision.

17.	Approve, and discuss the scope and approach of, all auditing services (including comfort letters and statutory audits) and any non-audit work to be undertaken by the independent auditor prior to the performance of such work and disclose any such approvals in the Company’s periodic filings.

Internal Audit Matters

18.	Review the internal audit process for establishing the annual internal audit plan and the focus on risk.

19.	Discuss annually (and obtain input from the senior internal audit executive) the charter, budget, organizational structure, responsibilities, and qualifications of the internal audit staff.

20.	Discuss and approve the appointment, replacement, or dismissal of the senior internal audit executive.

21.	Discuss significant reported issues to management prepared by the internal audit department and management’s responses to such issues/recommendations.

22.	Discuss written reports to the Committee prepared by the internal audit department evaluating internal controls and risks.

Internal Controls

23.	Discuss with the independent auditors and internal auditors:

•	The adequacy and effectiveness of the Company’s internal controls, including computerized information system controls and security, and consider any recommendations for improvement of such controls.

•	Any related significant findings and recommendations of the external and internal auditors together with management’s responses.

Finance Matters

24.	Discuss with management the status of policies and practices covering the following financial matters: security issuances, corporate guarantees, cash management, leasing, off-balance sheet and structured financing, risk assessment policies and processes, major financial exposures, investment and funding of employee benefit plans, major insurance programs and significant tax strategies.

Legal and Tax Matters

25.	Discuss with management (including the General Counsel) the status of significant legal and tax matters that could have a material impact on the Company’s financial statements.

Compliance Matters

26.	Obtain from the independent auditor assurance that Section 10A (a) through (f) of the Securities and Exchange Act of 1934, as amended, has not been implicated.

27.	Discuss with management, the independent auditor and the internal auditor the Company’s compliance with applicable laws and regulations and any material reports, correspondence or inquiries from regulatory or government agencies and any employee complaints or published reports which raise material issues regarding the Company’s financial statements or accounting policies.

28.	Obtain reports from management, the Company’s senior internal auditing executive and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements, legal business policies, regulatory requirements and the Company’s Code of Business Ethics and Conduct. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Business Ethics and Conduct.

29.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

30.	Review any report of evidence of a “material violation” made to the Committee pursuant to the Company’s Legal Department Policy Regarding Compliance with SEC Attorney Conduct Rules by any of the Company’s in-house or outside attorneys and take all necessary and appropriate action in response thereto.

Risk Management

31.	Meet periodically with management to discuss the Company’s major risk exposures and the steps taken to insure appropriate processes are in place to identify, manage, and control business risks associated with the Company’s business objectives.

32.	Discuss with management, significant risk management failures, if any, including management’s response.

Membership

The members of the Committee shall be appointed by the Board on the recommendation of the Directors’ Affairs Committee, and shall be comprised of three or more Directors (as determined from time to time by the Board). The Committee shall comply with the independence and experience requirements of the New York Stock Exchange, the Sarbanes-Oxley Act of 2002 and any other applicable laws. At least one member of the Committee shall be an “audit committee financial expert” as defined by the Securities and Exchange Commission.

In fulfilling their responsibilities, it is recognized that members of the Committee are not full-time employees of the Company. It is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing, legal, or accounting reviews or procedures. The Company’s management is responsible for preparing the Company’s financial statements and the independent auditors are responsible for auditing those financial statements.

Unless he or she believes to the contrary (in which case, he or she will advise the Committee of such belief), each member of the Committee shall be entitled to assume and rely on (1) the integrity of those persons and organizations within and outside the Company that it receives information from and (2) the accuracy of the financial, legal, safety, health and environment, and other information provided to the Committee by such persons or organizations.

Meetings

Except as otherwise required by the By-Laws or the Certificate of Incorporation of the Company, a majority of the members of the Committee shall constitute a quorum for the transaction of business and the act of a majority of the members present at any meeting at which there is a quorum shall be the act of the Committee.

The Chairperson of the Committee shall be responsible for scheduling all meetings of the Committee and providing the Committee with a written agenda for each meeting. The Chairperson shall preside at the meetings of the Committee. In the absence of the Chairperson, the majority of the members of the Committee present at a meeting shall appoint a member to preside at the meeting.

The Committee shall make regular reports to the Board, and all actions of the Committee shall be reported to the Board at the next regular meeting of the Board. The Secretary or an Assistant Secretary of the Company shall keep the minutes of the Committee, which shall be distributed to all Board members.

The Committee shall meet at least quarterly with management, the internal auditors, and the independent auditors in separate executive sessions.

Miscellaneous

The Committee shall review and reassess the adequacy of this Charter and the composition of the Committee annually and recommend any proposed changes to the Board for approval.

The Committee shall annually review its own performance.

The Committee shall prepare the report of the Committee required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement. The Committee shall also perform such other duties as may be assigned to it from time to time by the Board.

Nothing in this Charter shall be deemed to amend the provisions of the By-Laws with respect to this Committee or other committees of the Board absent a separate resolution of the Board expressly amending the By-Laws.

DIRECTIONS TO THE ANNUAL MEETING OF SHAREHOLDERS

FROM DOWNTOWN HOUSTON

Omni Houston Hotel Westside

13210 Katy Freeway

Houston, Texas 77079

(281) 558-8338

•	Take I-10 West 3 miles past Sam Houston Tollway.

•	Exit Eldridge Parkway, Exit 753A.

•	Turn right (north) on Eldridge Parkway.

•	The hotel will be immediately on your left.

This Proxy will be voted or not voted as you direct below. In the absence of such direction, it will be voted FOR Proposals 1 and 2; and AGAINST Proposals 3 and 4.	Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

The Board of Directors recommends votes FOR Proposals 1 and 2								The Board of Directors recommends votes AGAINST Proposals 3 and 4
									FOR	AGAINST	ABSTAIN
Proposal 1 - ELECTION OF CLASS III DIRECTORS	FOR	☐	WITHHOLD FOR ALL	☐	WITHHELD FOR (Write nominee name(s) in the space provided below):			Proposal 3 - COMPENSATION LIMITATIONS	☐	☐	☐
									FOR	AGAINST	ABSTAIN
01 J.J. Mulva 02 Norman R. Augustine								Proposal 4 - DIRECTOR ELECTION VOTE STANDARD	☐	☐	☐
03 Larry D. Horner 04 Charles C. Krulak
					FOR	AGAINST	ABSTAIN
Proposal 2 - RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2005					☐	☐	☐
								I PLAN TO ATTEND THE ANNUAL MEETING			☐

Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.

Signature: Signature: Dated: , 2005
Your signature on this proxy card should be exactly the same as the name imprinted hereon. Unless you vote by telephone or on the Internet, please mark, date, sign and return this proxy card for receipt by May 5, 2005.

Δ Detach here from proxy voting card. Δ

IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR CANADA, PLEASE FOLLOW THE INSTRUCTIONS BELOW. IF YOU VOTE BY THE INTERNET OR TELEPHONE, PLEASE DO NOT RETURN YOUR CARD BY MAIL.

HAVE YOUR PROXY CARD IN HAND.

TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:
• On a touch-tone telephone call Toll Free 1-866-540-5760 — 24 hours a day — 7 days a week.
• Enter your eleven-digit Control Number which is indicated below.

Option 1: To vote as the Board of Directors recommends, press 1. If you wish to vote separately for any Proposal, press 0.

When you press 1, your vote will be confirmed and cast as you directed. END OF CALL

Option 2: If you choose to vote separately for any Proposal, you will hear the following instructions:

Proposal 1:	To VOTE FOR ALL nominees, press 1;
To WITHHOLD FOR ALL nominees, press 2;
To WITHHOLD FOR AN INDIVIDUAL nominee, press 0, enter the two digit number that appears next to the name of the nominee for whom you DO NOT wish to vote.

Proposals 2-4:	You may make your selection at any time.
To vote FOR, press 1;
To vote AGAINST, press 2;
To ABSTAIN, press 0.

Your vote will be repeated and you will have an opportunity to confirm it.

THANK YOU FOR VOTING	Annual Meeting May 5, 2005 Admission Ticket

PROXY	PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Annual Meeting May 5, 2005

The undersigned hereby appoints J.J. MULVA AND E. JULIA LAMBETH as proxy holders with power of substitution, or, if all do not act on a matter, those who do act, to vote all stock which the undersigned could vote at the Company’s Annual Stockholders’ Meeting to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 5, 2005, at 10:30 a.m., and at any adjournment thereof, in the manner stated herein as to the following matters and in their discretion on any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

This Proxy is Continued on the Reverse Side

Please Sign on the Reverse Side and Return Promptly

Address Change/Comments (Mark the corresponding box on the reverse side)

Δ Detach here from proxy voting card. Δ

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Telephone and Internet voting is available through 11:59 PM EDT the day prior to Annual Meeting day.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/cop		Telephone 1-866-540-5760		Mail

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by the Internet or telephone,

you do NOT need to mail back your proxy card.

PLEASE VOTE

In order to reduce the costs associated with producing and mailing your Annual Report and Proxy Statement in future years, we urge you to consider consenting to view or receive your Annual Report and Proxy Statement electronically via the Internet. Please see the enrollment instructions on the reverse side of the proxy card. Your election can be revoked at any time by calling 1-800-356-0066. You will continue to receive your proxy card in the mail, regardless of your election.

April 1, 2005

To: ConocoPhillips Domestic Employees

On December 14, 1995, the Compensation and Benefits Arrangements Stock Trust (“CBT”) was established for the Company to use in its sole discretion to meet its obligations with respect to various compensation and benefits arrangements. The CBT holds approximately 24.1 million shares of ConocoPhillips common stock. The Trustee for the CBT is Vanguard Fiduciary Trust Company (“Trustee”).

Under the terms of the CBT, the Trustee is required to seek voting instructions for the CBT shares from certain domestic and foreign employees of ConocoPhillips and subsidiaries who participate in Company stock-related benefit plans and arrangements.

Enclosed is the Voting Direction card. If you choose to exercise this opportunity to vote, your vote will be given equal weight to that of all employees who elect to vote, and those directions will govern the Trustee’s vote of approximately 94% of the 24.1 million shares. The remaining CBT shares will be voted by foreign employees under similar arrangements.

These 24.1 million shares in the CBT, combined with the shares held in the plans sponsored by ConocoPhillips and its subsidiaries, give employees a strong voice in the direction of our Company.

ConocoPhillips

Enclosure

I direct that my allocated portion of domestic shares held in the CBT, which includes shares representing the interests of employees who fail to give voting directions, be voted by the Trustee as follows:	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1 and 2								The Board of Directors recommends votes AGAINST Proposals 3 and 4
									FOR	AGAINST	ABSTAIN
Proposal 1 - ELECTION OF CLASS III DIRECTORS	FOR	☐	WITHHOLD FOR ALL	☐	WITHHELD FOR (Write nominee name(s) in the space provided below):			Proposal 3 - COMPENSATION LIMITATIONS	☐	☐	☐
									FOR	AGAINST	ABSTAIN
01 J.J. Mulva 02 Norman R. Augustine								Proposal 4 - DIRECTOR ELECTION VOTE STANDARD	☐	☐	☐
03 Larry D. Horner 04 Charles C. Krulak
					FOR	AGAINST	ABSTAIN
Proposal 2 - RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2005					☐	☐	☐
								I PLAN TO ATTEND THE ANNUAL MEETING			☐

Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.

Signature: Dated: , 2005	CBT
Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon. Unless you vote by the Internet or telephone, please mark, date, sign and return this Voting Direction card for receipt by May 4, 2005.

Δ FOLD AND DETACH HERE Δ

IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR CANADA, PLEASE FOLLOW THE INSTRUCTIONS BELOW ON OR BEFORE MAY 4, 2005. IF YOU VOTE BY THE INTERNET OR TELEPHONE, PLEASE DO NOT RETURN YOUR CARD BY MAIL.

HAVE YOUR VOTING DIRECTION CARD IN HAND.

TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:
• On a touch-tone telephone call Toll Free 1-866-540-5760 — 24 hours a day — 7 days a week.
• Enter your eleven-digit Control Number which is indicated below.

Option 1: To vote as the Board of Directors recommends, press 1. If you wish to vote separately for any Proposal, press 0.

When you press 1, your vote will be confirmed and cast as you directed. END OF CALL

Option 2: If you choose to vote separately for any Proposal, you will hear the following instructions:

Proposal 1:	To VOTE FOR ALL nominees, press 1;
To WITHHOLD FOR ALL nominees, press 2;
To WITHHOLD FOR AN INDIVIDUAL nominee, press 0, enter the two digit number that appears next to the name of the nominee for whom you DO NOT wish to vote.

Proposals 2-4:	You may make your selection at any time.
To vote FOR, press 1;
To vote AGAINST, press 2;
To ABSTAIN, press 0.

Your vote will be repeated and you will have an opportunity to confirm it.

THANK YOU FOR VOTING

CBT DOMESTIC CONFIDENTIAL VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders May 5, 2005

COMPLETE THE INFORMATION BELOW TO VOTE DOMESTIC SHARES AS A DIRECTING FIDUCIARY.

The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the ConocoPhillips Compensation and Benefits Arrangements Stock Trust (“CBT”), vote all shares of ConocoPhillips common stock (described on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 5, 2005, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

I understand that by electing to direct the Trustee’s vote of domestic shares held in the CBT, that I become a directing fiduciary of the CBT for voting such shares; and that I may decline to accept the responsibility of a directing fiduciary as to such shares by NOT completing and returning this Voting Direction card or NOT voting by the Internet or telephone.

If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this card by May 4, 2005, if you do not fill in any boxes or if you return this card unsigned, and if you do not vote by the Internet or telephone on or before May 4, 2005, the Trustee will conclusively presume that you have rejected your appointment as a directing fiduciary and any shares in the CBT that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

This package contains your confidential Voting Direction card to instruct the Trustee of the CBT how to vote shares of ConocoPhillips common stock described on the back of the card.

Also enclosed is the Company’s Notice and Proxy Statement for the 2005 Annual Meeting. The Company’s 2004 Annual Report was mailed to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (Vanguard Fiduciary Trust Company) should vote.

This Voting Direction is continued on the reverse side

Δ FOLD AND DETACH HERE Δ

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Your Internet or telephone vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Internet http://www.proxyvoting.com/cop Use the Internet to vote your Voting Direction card through 4 PM EDT on May 4, 2005. Have your Voting Direction card in hand when you access the website.	OR

Telephone

1-866-540-5760

Call toll-free 1-866- 540-5760

through 4 PM EDT on May 4, 2005,

on a touch-tone telephone in the

United States, Puerto Rico or

Canada, and follow the

instructions on the reverse side.

There is NO CHARGE to you for

this call.

		OR	Mail Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by May 4, 2005.

If you vote your Voting Direction card by the Internet or telephone,

you do NOT need to mail back your Voting Direction card.

PLEASE VOTE

Employees who direct the CBT Trustee how to vote shares held by this trust have an important voice in matters which affect ConocoPhillips.

In order to reduce the costs associated with producing and mailing your Annual Report and Proxy Statement in future years, we urge you to elect on your Voting Direction card that you would like to view your Annual Report and Proxy Statement electronically via the Internet. Your election can be revoked at any time by calling 1-800-356-0066. You will continue to receive your Voting Direction card in the mail, regardless of your election.

I direct that shares representing my part of the CPSP be voted by the Trustee as follows:	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1 and 2								The Board of Directors recommends votes AGAINST Proposals 3 and 4
									FOR	AGAINST	ABSTAIN
Proposal 1 - ELECTION OF CLASS III DIRECTORS	FOR	☐	WITHHOLD FOR ALL	☐	WITHHELD FOR (Write nominee name(s) in the space provided below):			Proposal 3 - COMPENSATION LIMITATIONS	☐	☐	☐
									FOR	AGAINST	ABSTAIN
01 J.J. Mulva 02 Norman R. Augustine								Proposal 4 - DIRECTOR ELECTION VOTE STANDARD	☐	☐	☐
03 Larry D. Horner 04 Charles C. Krulak
					FOR	AGAINST	ABSTAIN
Proposal 2 - RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2005					☐	☐	☐
								I PLAN TO ATTEND THE ANNUAL MEETING			☐

Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.

Signature: Dated: , 2005	CPSP
Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon. Unless you vote by the Internet or telephone, please mark, date, sign and return this Voting Direction card for receipt by May 2, 2005.

Δ FOLD AND DETACH HERE Δ

B

IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR CANADA, PLEASE FOLLOW THE INSTRUCTIONS BELOW ON OR BEFORE MAY 2, 2005. IF YOU VOTE BY THE INTERNET OR TELEPHONE, PLEASE DO NOT RETURN YOUR CARD BY MAIL.

HAVE YOUR VOTING DIRECTION CARD IN HAND.

TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:
• On a touch-tone telephone call Toll Free 1-866-540-5760 — 24 hours a day — 7 days a week.
• Enter your eleven-digit Control Number which is indicated below.

Option 1: To vote as the Board of Directors recommends, press 1. If you wish to vote separately for any Proposal, press 0.

When you press 1, your vote will be confirmed and cast as you directed. END OF CALL

Option 2: If you choose to vote separately for any Proposal, you will hear the following instructions:

Proposal 1:	To VOTE FOR ALL nominees, press 1;
To WITHHOLD FOR ALL nominees, press 2;
To WITHHOLD FOR AN INDIVIDUAL nominee, press 0, enter the two digit number that appears next to the name of the nominee for whom you DO NOT wish to vote.

Proposals 2-4:	You may make your selection at any time.
To vote FOR, press 1;
To vote AGAINST, press 2;
To ABSTAIN, press 0.

Your vote will be repeated and you will have an opportunity to confirm it.

THANK YOU FOR VOTING

CPSP

CONFIDENTIAL VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders May 5, 2005

The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the ConocoPhillips Savings Plan (“CPSP”), vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 5, 2005, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by May 2, 2005, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by the Internet or telephone on or before May 2, 2005, any shares in the CPSP that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

This package contains your confidential Voting Direction card to instruct the Trustee of the CPSP how to vote shares of ConocoPhillips common stock described on the back of the card below representing your interest in the CPSP.

Also enclosed is the Company’s Notice and Proxy Statement for the 2005 Annual Meeting. The Company’s 2004 Annual Report was mailed to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (Vanguard Fiduciary Trust Company) should vote.

This Voting Direction is continued on the reverse side

Δ FOLD AND DETACH HERE Δ

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Your Internet or telephone vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Internet http://www.proxyvoting.com/cop Use the Internet to vote your Voting Direction card through 11:59 PM EDT on May 2, 2005. Have your Voting Direction card in hand when you access the website.	OR

Telephone

1-866-540-5760

Call toll-free 1-866-540-5760 on

or before May 2, 2005, on a

touch-tone telephone in the

United States, Puerto Rico or

Canada, and follow the

instructions on the reverse side.

There is NO CHARGE to you for

this call.

		OR	Mail Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by May 2, 2005.

If you vote your Voting Direction card by the Internet or telephone,

you do NOT need to mail back your Voting Direction card.

PLEASE VOTE

In order to reduce the costs associated with producing and mailing your Annual Report and Proxy Statement in future years, we urge you to elect on your Voting Direction card that you would like to view your Annual Report and Proxy Statement electronically via the Internet. Your election can be revoked at any time by calling 1-800-356-0066. You will continue to receive your Voting Direction card in the mail, regardless of your election.

I direct that shares representing my part of the CPSP be voted by the Trustee as follows:	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1 and 2								The Board of Directors recommends votes AGAINST Proposals 3 and 4
									FOR	AGAINST	ABSTAIN
Proposal 1 - ELECTION OF CLASS III DIRECTORS	FOR	☐	WITHHOLD FOR ALL	☐	WITHHELD FOR (Write nominee name(s) in the space provided below):			Proposal 3 - COMPENSATION LIMITATIONS	☐	☐	☐
									FOR	AGAINST	ABSTAIN
01 J.J. Mulva 02 Norman R. Augustine								Proposal 4 - DIRECTOR ELECTION VOTE STANDARD	☐	☐	☐
03 Larry D. Horner 04 Charles C. Krulak
					FOR	AGAINST	ABSTAIN
Proposal 2 - RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2005					☐	☐	☐
								I PLAN TO ATTEND THE ANNUAL MEETING			☐

Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.

Signature: Signature: Dated: , 2005
Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon. Unless you vote by the Internet or telephone, please mark, date, sign and return this Voting Direction card for receipt by May 2, 2005.
PLEASE VOTE Ú FOLD AND DETACH HERE Ú	CPSP

I direct that my pro rata portion of (1) all unallocated shares of stock in the Company Stock Fund and (2) all shares of stock representing the interest of CPSP participants who fail to give voting direction be voted by the Trustee as follows:	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1 and 2								The Board of Directors recommends votes AGAINST Proposals 3 and 4
									FOR	AGAINST	ABSTAIN
Proposal 1 - ELECTION OF CLASS III DIRECTORS	FOR	☐	WITHHOLD FOR ALL	☐	WITHHELD FOR (Write nominee name(s) in the space provided below):			Proposal 3 - COMPENSATION LIMITATIONS	☐	☐	☐
									FOR	AGAINST	ABSTAIN
01 J.J. Mulva 02 Norman R. Augustine								Proposal 4 - DIRECTOR ELECTION VOTE STANDARD	☐	☐	☐
03 Larry D. Horner 04 Charles C. Krulak
					FOR	AGAINST	ABSTAIN
Proposal 2 - RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2005					☐	☐	☐
								I PLAN TO ATTEND THE ANNUAL MEETING			☐

Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.

Signature: Signature: Dated: , 2005
Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon. Unless you vote by the Internet or telephone, please mark, date, sign and return this Voting Direction card for receipt by May 2, 2005.
PLEASE VOTE	CPSPF

CPSP

CONFIDENTIAL VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders May 5, 2005

The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the ConocoPhillips Savings Plan (“CPSP”), vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 5, 2005, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by May 2, 2005, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by the Internet or telephone on or before May 2, 2005, any shares in the CPSP that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Your Internet or telephone vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Internet http://www.proxyvoting.com/cop		Telephone 1-866-540-5760		Mail

Use the Internet to vote your Voting Direction card through 11:59 PM EDT on May 2, 2005. Have your Voting Direction card in hand when you access the website.	OR	Call toll-free 1-866-540-5760 on or before May 2, 2005, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.	OR	Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by May 2, 2005.

If you vote your Voting Direction card by the Internet or telephone,

you do NOT need to mail back your Voting Direction card.

This Voting Direction is continued on the reverse side

Δ FOLD AND DETACH HERE Δ

CPSP

CONFIDENTIAL FIDUCIARY VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders May 5, 2005

The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the ConocoPhillips Savings Plan (“CPSP”), vote all shares of ConocoPhillips common stock (as directed on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 5, 2005, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

I understand that by electing to direct the Trustee’s vote of shares which do not represent my own part of the CPSP that I become a fiduciary of the CPSP for voting such shares; that I must act in the best interests of all participants of the CPSP when giving directions for voting shares not representing my part of the CPSP; that I have read and understand my duties as a fiduciary as they are described on pages 33 and 34 of the CPSP Summary Plan Description/Prospectus dated October 3, 2003; and that I may decline to accept the responsibility of a fiduciary as to such shares by NOT completing or returning this Voting Direction card or NOT voting by the Internet or telephone.

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Your Internet or telephone vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Internet http://www.proxyvoting.com/cop		Telephone 1-866-540-5760		Mail

Use the Internet to vote your Voting Direction card through 11:59 PM EDT on May 2, 2005. Have your Voting Direction card in hand when you access the website.	OR	Call toll-free 1-866-540-5760 on or before May 2, 2005, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.	OR	Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by May 2, 2005.

If you vote your Voting Direction card by the Internet or telephone,

you do NOT need to mail back your Voting Direction card.

This Voting Direction is continued on the reverse side

I direct that shares representing my part of the Canadian Plan be voted by the Trustee as follows:	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1 and 2								The Board of Directors recommends votes AGAINST Proposals 3 and 4
									FOR	AGAINST	ABSTAIN
Proposal 1 - ELECTION OF CLASS III DIRECTORS	FOR	☐	WITHHOLD FOR ALL	☐	WITHHELD FOR (Write nominee name(s) in the space provided below):			Proposal 3 - COMPENSATION LIMITATIONS	☐	☐	☐
									FOR	AGAINST	ABSTAIN
01 J.J. Mulva 02 Norman R. Augustine								Proposal 4 - DIRECTOR ELECTION VOTE STANDARD	☐	☐	☐
03 Larry D. Horner 04 Charles C. Krulak
					FOR	AGAINST	ABSTAIN
Proposal 2 - RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2005					☐	☐	☐
								I PLAN TO ATTEND THE ANNUAL MEETING			☐

Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.

Signature: Dated: , 2005	CP
Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon. Unless you vote by the Internet or telephone, please mark, date, sign and return this Voting Direction card for receipt by May 1, 2005.

Δ FOLD AND DETACH HERE Δ

IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR CANADA, PLEASE FOLLOW THE INSTRUCTIONS BELOW ON OR BEFORE MAY 1, 2005. IF YOU VOTE BY THE INTERNET OR TELEPHONE, PLEASE DO NOT RETURN YOUR CARD BY MAIL.

HAVE YOUR VOTING DIRECTION CARD IN HAND.

TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:
• On a touch-tone telephone call Toll Free 1-866-540-5760 — 24 hours a day — 7 days a week.
• Enter your eleven-digit Control Number which is indicated below.

Option 1: To vote as the Board of Directors recommends, press 1. If you wish to vote separately for any Proposal, press 0.

When you press 1, your vote will be confirmed and cast as you directed. END OF CALL

Option 2: If you choose to vote separately for any Proposal, you will hear the following instructions:

Proposal 1:	To VOTE FOR ALL nominees, press 1;
To WITHHOLD FOR ALL nominees, press 2;
To WITHHOLD FOR AN INDIVIDUAL nominee, press 0, enter the two digit number that appears next to the name of the nominee for whom you DO NOT wish to vote.

Proposals 2-4:	You may make your selection at any time.
To vote FOR, press 1;
To vote AGAINST, press 2;
To ABSTAIN, press 0.

Your vote will be repeated and you will have an opportunity to confirm it.

THANK YOU FOR VOTING

CONOCOPHILLIPS CANADA EMPLOYEE STOCK OWNERSHIP PLAN

VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders

May 5, 2005

The undersigned hereby directs that the M.R.S. Trust Company, Trustee of the ConocoPhillips Canada Employee Stock Ownership Plan (the “Canadian Plan”), vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 5, 2005, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Proxy Statement and the Company’s Notice of the Annual Meeting on May 5, 2005.

If Mellon Investor Services LLC, the Tabulator for the Trustee, M.R.S. Trust Company, does not receive this Voting Direction card by May 1, 2005, if you do not fill in any boxes, if you return this card unsigned, and if you do not vote by the Internet or telephone on or before May 1, 2005, any shares representing your part of the Canadian Plan will be voted by the Trustee in the same proportion as the shares for which the Trustee has received instructions.

This package contains your Voting Direction card to instruct the Trustee of the Canadian Plan how to vote shares of ConocoPhillips common stock described on the back of the card below representing your interest in the Canadian Plan.

Also enclosed is the Company’s Notice and Proxy Statement for the 2005 Annual Meeting. The Company’s 2004 Annual Report was delivered to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (M.R.S. Trust Company) should vote.

This Voting Direction is continued on the reverse side

Δ FOLD AND DETACH HERE Δ

YOUR VOTE IS IMPORTANT!

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Your Internet or telephone vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Internet http://www.proxyvoting.com/cop		Telephone 1-866-540-5760		Mail

Use the Internet to vote your Voting Direction card through 11:59 PM EDT on May 1, 2005. Have your Voting Direction card in hand when you access the website.	OR	Call toll-free 1-866-540-5760 on or before May 1, 2005, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.	OR	Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by May 1, 2005.

If you vote your Voting Direction card by the Internet or telephone,

you do NOT need to mail back your Voting Direction card.

PLEASE VOTE

In order to reduce the costs associated with producing and mailing your Annual Report and Proxy Statement in future years, we urge you to elect on your Voting Direction card that you would like to view your Annual Report and Proxy Statement electronically via the Internet. Your election can be revoked at any time by calling 1-800-356-0066. You will continue to receive your Voting Direction card in the mail, regardless of your election.

I direct that shares representing my part of the CPSSP be voted by the Trustee as follows:	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1 and 2								The Board of Directors recommends votes AGAINST Proposals 3 and 4
									FOR	AGAINST	ABSTAIN
Proposal 1 - ELECTION OF CLASS III DIRECTORS	FOR	☐	WITHHOLD FOR ALL	☐	WITHHELD FOR (Write nominee name(s) in the space provided below):			Proposal 3 - COMPENSATION LIMITATIONS	☐	☐	☐
									FOR	AGAINST	ABSTAIN
01 J.J. Mulva 02 Norman R. Augustine								Proposal 4 - DIRECTOR ELECTION VOTE STANDARD	☐	☐	☐
03 Larry D. Horner 04 Charles C. Krulak
					FOR	AGAINST	ABSTAIN
Proposal 2 - RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2005					☐	☐	☐
								I PLAN TO ATTEND THE ANNUAL MEETING			☐

Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.

Signature: Dated: , 2005	CPSSP
Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon. Unless you vote by the Internet or telephone, please mark, date, sign and return this Voting Direction card for receipt by May 2, 2005.

Δ FOLD AND DETACH HERE Δ

IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR CANADA, PLEASE FOLLOW THE INSTRUCTIONS BELOW ON OR BEFORE MAY 2, 2005. IF YOU VOTE BY THE INTERNET OR TELEPHONE, PLEASE DO NOT RETURN YOUR CARD BY MAIL.

HAVE YOUR VOTING DIRECTION CARD IN HAND.

TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:
• On a touch-tone telephone call Toll Free 1-866-540-5760 — 24 hours a day — 7 days a week.
• Enter your eleven-digit Control Number which is indicated below.

Option 1: To vote as the Board of Directors recommends, press 1. If you wish to vote separately for any Proposal, press 0.

When you press 1, your vote will be confirmed and cast as you directed. END OF CALL

Option 2: If you choose to vote separately for any Proposal, you will hear the following instructions:

Proposal 1:	To VOTE FOR ALL nominees, press 1;
To WITHHOLD FOR ALL nominees, press 2;
To WITHHOLD FOR AN INDIVIDUAL nominee, press 0, enter the two digit number that appears next to the name of the nominee for whom you DO NOT wish to vote.

Proposals 2-4:	You may make your selection at any time.
To vote FOR, press 1;
To vote AGAINST, press 2;
To ABSTAIN, press 0.

Your vote will be repeated and you will have an opportunity to confirm it.

THANK YOU FOR VOTING

CPSSP

CONFIDENTIAL VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders

May 5, 2005

The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the ConocoPhillips Store Savings Plan (“CPSSP”), vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 5, 2005, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Proxy Statement and the Company’s Notice of the Annual Meeting on May 5, 2005.

If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by May 2, 2005, if you do not fill in any boxes, if you return this card unsigned, and if you do not vote by the Internet or telephone on or before May 2, 2005, any shares representing your part of the CPSSP will be voted by the Trustee in the same proportion as the shares for which the Trustee has received instructions.

This package contains your confidential Voting Direction card to instruct the Trustee of the CPSSP how to vote shares of ConocoPhillips common stock described on the back of the card below representing your interest in the CPSSP.

Also enclosed is the Company’s Notice and Proxy Statement for the 2005 Annual Meeting. The Company’s 2004 Annual Report was mailed to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (Vanguard Fiduciary Trust Company) should vote.

This Voting Direction is continued on the reverse side

Δ FOLD AND DETACH HERE Δ

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Your Internet or telephone vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Internet http://www.proxyvoting.com/cop		Telephone 1-866-540-5760		Mail

Use the Internet to vote your Voting Direction card through 11:59 PM EDT on May 2, 2005. Have your Voting Direction card in hand when you access the website.	OR	Call toll-free 1-866-540-5760 on or before May 2, 2005, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.	OR	Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by May 2, 2005.

If you vote your Voting Direction card by the Internet or telephone,

you do NOT need to mail back your Voting Direction card.

PLEASE VOTE

In order to reduce the costs associated with producing and mailing your Annual Report and Proxy Statement in future years, we urge you to elect on your Voting Direction card that you would like to view your Annual Report and Proxy Statement electronically via the Internet. Your election can be revoked at any time by calling 1-800-356-0066. You will continue to receive your Voting Direction card in the mail, regardless of your election.

I direct that shares representing my part of the CPSSP be voted by the Trustee as follows:	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1 and 2								The Board of Directors recommends votes AGAINST Proposals 3 and 4
									FOR	AGAINST	ABSTAIN
Proposal 1 - ELECTION OF CLASS III DIRECTORS	FOR	☐	WITHHOLD FOR ALL	☐	WITHHELD FOR (Write nominee name(s) in the space provided below):			Proposal 3 - COMPENSATION LIMITATIONS	☐	☐	☐
									FOR	AGAINST	ABSTAIN
01 J.J. Mulva 02 Norman R. Augustine								Proposal 4 - DIRECTOR ELECTION VOTE STANDARD	☐	☐	☐
03 Larry D. Horner 04 Charles C. Krulak
					FOR	AGAINST	ABSTAIN
Proposal 2 - RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2005					☐	☐	☐
								I PLAN TO ATTEND THE ANNUAL MEETING			☐

Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.

Signature: Signature: Dated: , 2005
Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon. Unless you vote by the Internet or telephone, please mark, date, sign and return this Voting Direction card for receipt by May 2, 2005.
PLEASE VOTE Ú FOLD AND DETACH HERE Ú	CPSSP

I direct that my pro rata portion of all shares of stock representing the interest of CPSSP participants who fail to give voting direction be voted by the Trustee as follows:	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1 and 2								The Board of Directors recommends votes AGAINST Proposals 3 and 4
									FOR	AGAINST	ABSTAIN
Proposal 1 - ELECTION OF CLASS III DIRECTORS	FOR	☐	WITHHOLD FOR ALL	☐	WITHHELD FOR (Write nominee name(s) in the space provided below):			Proposal 3 - COMPENSATION LIMITATIONS	☐	☐	☐
									FOR	AGAINST	ABSTAIN
01 J.J. Mulva 02 Norman R. Augustine								Proposal 4 - DIRECTOR ELECTION VOTE STANDARD	☐	☐	☐
03 Larry D. Horner 04 Charles C. Krulak
					FOR	AGAINST	ABSTAIN
Proposal 2 - RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2005					☐	☐	☐
								I PLAN TO ATTEND THE ANNUAL MEETING			☐

Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.

Signature: Signature: Dated: , 2005
Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon. Unless you vote by the Internet or telephone, please mark, date, sign and return this Voting Direction card for receipt by May 2, 2005.
PLEASE VOTE	CPSSPF

CPSSP

CONFIDENTIAL VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders May 5, 2005

The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the ConocoPhillips Store Savings Plan (“CPSSP”), vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, Houston, Texas, on May 5, 2005, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by May 2, 2005, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by the Internet or telephone on or before May 2, 2005, any shares in the CPSSP that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Your Internet or telephone vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Internet http://www.proxyvoting.com/cop		Telephone 1-866-540-5760		Mail

Use the Internet to vote your Voting Direction card through 11:59 PM EDT on May 2, 2005. Have your Voting Direction card in hand when you access the website.	OR	Call toll-free 1-866-540-5760 on or before May 2, 2005, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.	OR	Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by May 2, 2005.

If you vote your Voting Direction card by the Internet or telephone,

you do NOT need to mail back your Voting Direction card.

This Voting Direction is continued on the reverse side

Δ FOLD AND DETACH HERE Δ

CPSSP

CONFIDENTIAL FIDUCIARY VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders May 5, 2005

The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the ConocoPhillips Store Savings Plan (“CPSSP”), vote all shares of ConocoPhillips common stock (as directed on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 5, 2005, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

I understand that by electing to direct the Trustee’s vote of shares which do not represent my own part of the CPSSP that I become a fiduciary of the CPSSP for voting such shares; that I must act in the best interests of all participants of the CPSSP when giving directions for voting shares not representing my part of the CPSSP; that I have read and understand my duties as a fiduciary as they are described on page 25 of the CPSSP Summary Plan Description/Prospectus dated October 3, 2003; and that I may decline to accept the responsibility of a fiduciary as to such shares by NOT completing or returning this Voting Direction card or NOT voting by the Internet or telephone.

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Your Internet or telephone vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Internet http://www.proxyvoting.com/cop		Telephone 1-866-540-5760		Mail

Use the Internet to vote your Voting Direction card through 11:59 PM EDT on May 2, 2005. Have your Voting Direction card in hand when you access the website.	OR	Call toll-free 1-866-540-5760 on or before May 2, 2005, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.	OR	Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by May 2, 2005.

If you vote your Voting Direction card by the Internet or telephone,

you do NOT need to mail back your Voting Direction card.

This Voting Direction is continued on the reverse side

I direct that shares representing my part of the Plan be voted by the Trustee as follows:	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1 and 2								The Board of Directors recommends votes AGAINST Proposals 3 and 4
									FOR	AGAINST	ABSTAIN
Proposal 1 - ELECTION OF CLASS III DIRECTORS	FOR	☐	WITHHOLD FOR ALL	☐	WITHHELD FOR (Write nominee name(s) in the space provided below):			Proposal 3 - COMPENSATION LIMITATIONS	☐	☐	☐
									FOR	AGAINST	ABSTAIN
01 J.J. Mulva 02 Norman R. Augustine								Proposal 4 - DIRECTOR ELECTION VOTE STANDARD	☐	☐	☐
03 Larry D. Horner 04 Charles C. Krulak
					FOR	AGAINST	ABSTAIN
Proposal 2 - RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2005					☐	☐	☐

Signature: Dated: , 2005	OSSPN
Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon. Unless you vote by the Internet, please mark, date, sign and return this Voting Direction card for receipt by May 1, 2005

Δ FOLD AND DETACH HERE Δ

CONOCOPHILLIPS OVERSEAS STOCK SAVINGS PLAN (NORWAY)

CONFIDENTIAL VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders

May 5, 2005

The undersigned hereby directs that Hill Samuel Offshore Trust Company Limited, Trustee of the ConocoPhillips Overseas Stock Savings Plan (Norway) (the “Plan”), vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 5, 2005, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Proxy Statement and the Company’s Notice of the Annual Meeting on May 5, 2005.

If Mellon Investor Services LLC, the Tabulator for the Trustee, Hill Samuel Offshore Trust Company Limited, does not receive this Voting Direction card by May 1, 2005, if you do not fill in any boxes, if you return this card unsigned, and if you do not vote by the Internet on or before May 1, 2005, any shares representing your part of the Plan will be voted by the Trustee in the same proportion as the shares for which the Trustee has received instructions.

This package contains your confidential Voting Direction card to instruct the Trustee of the Plan how to vote shares of ConocoPhillips common stock described on the back of the card below representing your interest in the Plan.

Also enclosed is the Company’s Notice and Proxy Statement for the 2005 Annual Meeting. The Company’s 2004 Annual Report was mailed to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (Hill Samuel Offshore Trust Company Limited) should vote.

This Voting Direction is continued on the reverse side

Δ FOLD AND DETACH HERE Δ

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!

Vote by Internet or Mail

24 Hours a Day, 7 Days a Week

Your Internet vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Internet		Mail
http://www.proxyvoting.com/cop

Use the Internet to vote your Voting Direction card through 11:59 PM EDT on May 1, 2005. Have your Voting Direction card in hand when you access the website.	OR	Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by May 1, 2005.

If you vote your Voting Direction card by the Internet,

you do NOT need to mail back your Voting Direction card.

PLEASE VOTE

I direct that shares representing my part of the Plan be voted by the Trustee as follows:	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1 and 2								The Board of Directors recommends votes AGAINST Proposals 3 and 4
									FOR	AGAINST	ABSTAIN
Proposal 1 - ELECTION OF CLASS III DIRECTORS	FOR	☐	WITHHOLD FOR ALL	☐	WITHHELD FOR (Write nominee name(s) in the space provided below):			Proposal 3 - COMPENSATION LIMITATIONS	☐	☐	☐
									FOR	AGAINST	ABSTAIN
01 J.J. Mulva 02 Norman R. Augustine								Proposal 4 - DIRECTOR ELECTION VOTE STANDARD	☐	☐	☐
03 Larry D. Horner 04 Charles C. Krulak
					FOR	AGAINST	ABSTAIN
Proposal 2 - RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2005					☐	☐	☐

Signature: Dated: , 2005	OSSPG
Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon. Unless you vote by the Internet, please mark, date, sign and return this Voting Direction card for receipt by May 1, 2005.

Δ FOLD AND DETACH HERE Δ

CONOCOPHILLIPS OVERSEAS STOCK SAVINGS PLAN (EMDEN-GERMANY)

CONFIDENTIAL VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders

May 5, 2005

The undersigned hereby directs that Hill Samuel Offshore Trust Company Limited, Trustee of the ConocoPhillips Overseas Stock Savings Plan (Emden-Germany) (the “Plan”), vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 5, 2005, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Proxy Statement and the Company’s Notice of the Annual Meeting on May 5, 2005.

If Mellon Investor Services LLC, the Tabulator for the Trustee, Hill Samuel Offshore Trust Company Limited, does not receive this Voting Direction card by May 1, 2005, if you do not fill in any boxes, if you return this card unsigned, and if you do not vote by the Internet on or before May 1, 2005, any shares representing your part of the Plan will be voted by the Trustee in the same proportion as the shares for which the Trustee has received instructions.

This package contains your confidential Voting Direction card to instruct the Trustee of the Plan how to vote shares of ConocoPhillips common stock described on the back of the card below representing your interest in the Plan.

Also enclosed is the Company’s Notice and Proxy Statement for the 2005 Annual Meeting. The Company’s 2004 Annual Report was mailed to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (Hill Samuel Offshore Trust Company Limited) should vote.

This Voting Direction is continued on the reverse side

Δ FOLD AND DETACH HERE Δ

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!

Vote by Internet or Mail

24 Hours a Day, 7 Days a Week

Your Internet vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Internet		Mail
http://www.proxyvoting.com/cop

Use the Internet to vote your Voting Direction card through 11:59 PM EDT on May 1, 2005. Have your Voting Direction card in hand when you access the website.	OR	Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by May 1, 2005.

If you vote your Voting Direction card by the Internet,

you do NOT need to mail back your Voting Direction card.

PLEASE VOTE

I direct that shares representing my part of the Plan be voted by the Trustee as follows:	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1 and 2								The Board of Directors recommends votes AGAINST Proposals 3 and 4
									FOR	AGAINST	ABSTAIN
Proposal 1 - ELECTION OF CLASS III DIRECTORS	FOR	☐	WITHHOLD FOR ALL	☐	WITHHELD FOR (Write nominee name(s) in the space provided below):			Proposal 3 - COMPENSATION LIMITATIONS	☐	☐	☐
									FOR	AGAINST	ABSTAIN
01 J.J. Mulva 02 Norman R. Augustine								Proposal 4 - DIRECTOR ELECTION VOTE STANDARD	☐	☐	☐
03 Larry D. Horner 04 Charles C. Krulak
					FOR	AGAINST	ABSTAIN
Proposal 2 - RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2005					☐	☐	☐

Signature: Dated: , 2005	ESOP
Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon. Unless you vote by the Internet, please mark, date, sign and return this Voting Direction card for receipt by May 1, 2005.

Δ FOLD AND DETACH HERE Δ

CONOCO EMPLOYEE SHARE OWNERSHIP PLAN

CONFIDENTIAL VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders May 5, 2005

The undersigned hereby directs that Mourant ECS Trustees Limited, Trustee of the Conoco Employee Share Ownership Plan (the “Plan”), vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 5, 2005, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

This package contains your confidential Voting Direction card to instruct the Trustee of the Plan how to vote shares of ConocoPhillips common stock described on the back of the card below representing your interest in the Plan.

Also enclosed is the Company’s Notice and Proxy Statement for the 2005 Annual Meeting. The Company’s 2004 Annual Report was mailed to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (Mourant ECS Trustees Limited) should vote.

This Voting Direction is continued on the reverse side

Δ FOLD AND DETACH HERE Δ

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!

Vote by Internet or Mail

24 Hours a Day, 7 Days a Week

Your Internet vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Internet http://www.proxyvoting.com/cop		Mail
Use the Internet to vote your Voting Direction card through 11:59 PM EDT on May 1, 2005. Have your Voting Direction card in hand when you access the website.	OR	Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by May 1, 2005.

If you vote your Voting Direction card by the Internet,

you do NOT need to mail back your Voting Direction card.

PLEASE VOTE

I direct that shares representing my part of the Plan be voted by the Trustee as follows:	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1 and 2								The Board of Directors recommends votes AGAINST Proposals 3 and 4
									FOR	AGAINST	ABSTAIN
Proposal 1 - ELECTION OF CLASS III DIRECTORS	FOR	☐	WITHHOLD FOR ALL	☐	WITHHELD FOR (Write nominee name(s) in the space provided below):			Proposal 3 - COMPENSATION LIMITATIONS	☐	☐	☐
									FOR	AGAINST	ABSTAIN
01 J.J. Mulva 02 Norman R. Augustine								Proposal 4 - DIRECTOR ELECTION VOTE STANDARD	☐	☐	☐
03 Larry D. Horner 04 Charles C. Krulak
					FOR	AGAINST	ABSTAIN
Proposal 2 - RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2005					☐	☐	☐

Signature: Dated: , 2005	PPESAS
Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon. Unless you vote by the Internet, please mark, date, sign and return this Voting Direction card for receipt by May 1, 2005.

Δ FOLD AND DETACH HERE Δ

EMPLOYEE SHARE ALLOCATION SCHEME OF PHILLIPS PETROLEUM COMPANY

UNITED KINGDOM LIMITED

CONFIDENTIAL VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders

May 5, 2005

The undersigned hereby directs that Mourant ECS Trustees Limited, Trustee of the Employee Share Allocation Scheme of Phillips Petroleum Company United Kingdom Limited (the “Plan”), vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 5, 2005, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Proxy Statement and the Company’s Notice of the Annual Meeting on May 5, 2005.

If Mellon Investor Services LLC, the Tabulator for the Trustee, Mourant ECS Trustees Limited, does not receive this Voting Direction card by May 1, 2005, if you do not fill in any boxes, if you return this card unsigned, and if you do not vote by the Internet on or before May 1, 2005, any shares representing your part of the Plan will be voted by the Trustee in the same proportion as the shares for which the Trustee has received instructions.

This package contains your confidential Voting Direction card to instruct the Trustee of the Plan how to vote shares of ConocoPhillips common stock described on the back of the card below representing your interest in the Plan.

Also enclosed is the Company’s Notice and Proxy Statement for the 2005 Annual Meeting. The Company’s 2004 Annual Report was mailed to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (Mourant ECS Trustees Limited) should vote.

This Voting Direction is continued on the reverse side

Δ FOLD AND DETACH HERE Δ

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!

Vote by Internet or Mail

24 Hours a Day, 7 Days a Week

Your Internet vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Internet http://www.proxyvoting.com/cop		Mail
Use the Internet to vote your Voting Direction card through 11:59 PM EDT on May 1, 2005. Have your Voting Direction card in hand when you access the website.	OR	Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by May 1, 2005.

If you vote your Voting Direction card by the Internet,

you do NOT need to mail back your Voting Direction card.

PLEASE VOTE

I direct that shares representing my part of the Plan be voted by the Trustee as follows:	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1 and 2								The Board of Directors recommends votes AGAINST Proposals 3 and 4
									FOR	AGAINST	ABSTAIN
Proposal 1 - ELECTION OF CLASS III DIRECTORS	FOR	☐	WITHHOLD FOR ALL	☐	WITHHELD FOR (Write nominee name(s) in the space provided below):			Proposal 3 - COMPENSATION LIMITATIONS	☐	☐	☐
									FOR	AGAINST	ABSTAIN
01 J.J. Mulva 02 Norman R. Augustine								Proposal 4 - DIRECTOR ELECTION VOTE STANDARD	☐	☐	☐
03 Larry D. Horner 04 Charles C. Krulak
					FOR	AGAINST	ABSTAIN
Proposal 2 - RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2005					☐	☐	☐

Signature: Dated: , 2005	SOP
Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon. Unless you vote by the Internet, please mark, date, sign and return this Voting Direction card for receipt by May 1, 2005.

Δ FOLD AND DETACH HERE Δ

CONOCO STOCK OWNERSHIP PLAN

CONFIDENTIAL VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders

May 5, 2005

The undersigned hereby directs that Mourant ECS Trustees Limited, Trustee of the Conoco Stock Ownership Plan (the “Plan”), vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 5, 2005, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Proxy Statement and the Company’s Notice of the Annual Meeting on May 5, 2005.

This package contains your confidential Voting Direction card to instruct the Trustee of the Plan how to vote shares of ConocoPhillips common stock described on the back of the card below representing your interest in the Plan.

Also enclosed is the Company’s Notice and Proxy Statement for the 2005 Annual Meeting. The Company’s 2004 Annual Report was mailed to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (Mourant ECS Trustees Limited) should vote.

This Voting Direction is continued on the reverse side

Δ FOLD AND DETACH HERE Δ

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!

Vote by Internet or Mail

24 Hours a Day, 7 Days a Week

Your Internet vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Internet http://www.proxyvoting.com/cop Use the Internet to vote your Voting Direction card through 11:59 PM EDT on May 1, 2005. Have your Voting Direction card in hand when you access the website.	OR	Mail Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by May 1, 2005.

If you vote your Voting Direction card by the Internet,

you do NOT need to mail back your Voting Direction card.

PLEASE VOTE

I direct that shares representing my part of the Plan be voted by the Trustee as follows:	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1 and 2								The Board of Directors recommends votes AGAINST Proposals 3 and 4
									FOR	AGAINST	ABSTAIN
Proposal 1 - ELECTION OF CLASS III DIRECTORS	FOR	☐	WITHHOLD FOR ALL	☐	WITHHELD FOR (Write nominee name(s) in the space provided below):			Proposal 3 - COMPENSATION LIMITATIONS	☐	☐	☐
									FOR	AGAINST	ABSTAIN
01 J.J. Mulva 02 Norman R. Augustine								Proposal 4 - DIRECTOR ELECTION VOTE STANDARD	☐	☐	☐
03 Larry D. Horner 04 Charles C. Krulak
					FOR	AGAINST	ABSTAIN
Proposal 2 - RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2005					☐	☐	☐

Signature: Dated: , 2005	CPSIP
Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon. Unless you vote by the Internet, please mark, date, sign and return this Voting Direction card for receipt by May 1, 2005.

Δ FOLD AND DETACH HERE Δ

CONOCO SHARE INCENTIVE PLAN

CONFIDENTIAL VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders May 5, 2005

The undersigned hereby directs that Mourant ECS Trustees Limited, Trustee of the ConocoPhillips Share Incentive Plan (the “Plan”) vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 5, 2005, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

This package contains your confidential Voting Direction card to instruct the Trustee of the Plan how to vote shares of ConocoPhillips common stock described on the back of the card below representing your interest in the Plan.

Also enclosed is the Company’s Notice and Proxy Statement for the 2005 Annual Meeting. The Company’s 2004 Annual Report was mailed to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (Mourant ECS Trustees Limited) should vote.

This Voting Direction is continued on the reverse side

Δ FOLD AND DETACH HERE Δ

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!

Vote by Internet or Mail

24 Hours a Day, 7 Days a Week

Your Internet vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Internet http://www.proxyvoting.com/cop Use the Internet to vote your Voting Direction card through 11:59 PM EDT on May 1, 2005. Have your Voting Direction card in hand when you access the website.	OR	Mail Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by May 1, 2005.

If you vote your Voting Direction card by the Internet,

you do NOT need to mail back your Voting Direction card.

PLEASE VOTE